                                JANUARY 26, 1996

                                   MILESTONES
                                   ISSUED BY
                       PAINEWEBBER LIFE INSURANCE COMPANY

       ADMINISTRATIVE OFFICE:                       EXECUTIVE OFFICE:
           601 6TH AVENUE                         1200 HARBOR BOULEVARD
       DES MOINES, IOWA 50309                  WEEHAWKEN, NEW JERSEY 07087

                               IN CONNECTION WITH
                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                       (WITHOUT EARLY WITHDRAWAL CHARGE)

The Individual Deferred Variable Annuity Contract (the "Contract") described in this prospectus is designed to provide retirement programs for individual purchasers on a variable payment basis. The Contract may also be used to provide annuity benefits to individual participants in connection with retirement plans which qualify for special tax treatment under the Internal Revenue Code ("Code"). Purchase Payments under the Contract are allocated to the PaineWebber Life Variable Annuity Account (the "Separate Account"), a segregated investment account of PaineWebber Life Insurance Company ("PaineWebber Life"). The Separate Account will invest in shares of PaineWebber Series Trust, an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The PaineWebber Series Trust currently has nine available Portfolios, each having its own investment objective and policies.

PaineWebber Life has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, relating to the Contract offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to PaineWebber Life, the Separate Account, and the Contract. The Registration Statement and the exhibits thereto may be inspected and copied; and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

This prospectus and the prospectus for PaineWebber Series Trust set forth information that a prospective investor should know before investing. A Statement of Additional Information about the Separate Account dated the same day as this prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference and is available without charge upon written request to PaineWebber Life. The table of contents of the Statement of Additional Information is contained at page 26 of this prospectus.

                     -------------------------------------

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF PAINEWEBBER SERIES TRUST. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                     -------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     -------------------------------------

                       Prospectus dated January 26, 1996

                                     PWD 1

                               TABLE OF CONTENTS

TOPIC                                                                       PAGE
DEFINITIONS................................................................   3
SUMMARY....................................................................   4
FEE TABLE AND EXAMPLE......................................................   6
FINANCIAL INFORMATION......................................................   8
CONDENSED FINANCIAL INFORMATION............................................   8
SEPARATE ACCOUNT PERFORMANCE...............................................   9
THE INSURANCE COMPANY......................................................   9
THE SEPARATE ACCOUNT.......................................................  10
CONTRACT CHARGES AND DEDUCTIONS............................................  10
  Withdrawal Transaction Charge............................................  10
  Transfer Charges.........................................................  11
  Contract Maintenance Charge..............................................  11
  Premium and Other Taxes..................................................  11
  Mortality Risk Charge....................................................  11
  Enhanced Death Benefit Charge............................................  11
  Expense Risk Charge......................................................  12
  Distribution Expense Charge..............................................  12
THE FUND...................................................................  12
  Money Market Portfolio...................................................  13
  Strategic Fixed Income Portfolio.........................................  13
  High Grade Fixed Income Portfolio........................................  13
  Global Income Portfolio..................................................  13
  Balanced Portfolio (formerly Asset Allocation Portfolio).................  13
  Growth and Income Portfolio..............................................  14
  Growth Portfolio.........................................................  14
  Aggressive Growth Portfolio..............................................  14
  Global Growth Portfolio..................................................  14
THE CONTRACT...............................................................  14
  Purchase Payments........................................................  14
  Dollar Cost Averaging....................................................  15
  Asset Allocation Program.................................................  15
  Systematic Purchase Program..............................................  16
VARIABLE ACCOUNT ACCUMULATION PROVISIONS...................................  16
  Accumulation Units.......................................................  16
  Value of an Accumulation Unit............................................  16
  Net Investment Factor....................................................  16
DEATH BENEFIT..............................................................  17
  Before the Annuity Date..................................................  17
  After the Annuity Date...................................................  18
EXERCISE OF RIGHTS UNDER THE CONTRACT......................................  18
  Beneficiary..............................................................  18
  Annuitant................................................................  18
  Ownership................................................................  18
  Collateral Assignment....................................................  18
  Transfers................................................................  19
  Withdrawals..............................................................  19
  Systematic Withdrawal Program............................................  20
  Substitution and Change..................................................  21
ANNUITY PROVISIONS.........................................................  21
  Minimum Annuity Payments.................................................  21
  Annuity Date.............................................................  21
  Proof of Age, Sex and Survival...........................................  21
  Misstatement of Age or Sex...............................................  21
  Change of Annuity Date or Annuity Option.................................  21
GENERAL ANNUITY OPTIONS....................................................  21
  Option 1--Payments for a Guaranteed Fixed Period.........................  22
  Option 2--Life Annuity...................................................  22
  Option 3--Life Annuity With Payments Guaranteed for 10 or 20 Years.......  22
  Option 4--Joint and Survivor Annuity.....................................  22
ADDITIONAL VARIABLE ANNUITY PROVISIONS.....................................  22
  First Variable Annuity Payment...........................................  22
  Assumed Investment Rate..................................................  22
  Number of Annuity Units..................................................  22
  Value of Each Annuity Unit...............................................  22
  Subsequent Variable Annuity Payments.....................................  23
MISCELLANEOUS PROVISIONS...................................................  23
  Notices, Changes and Elections...........................................  23
  Amendment of Contract....................................................  23
  Right to Examine.........................................................  23
  Retirement Plan Conditions...............................................  23
  Reports to Contract Owners...............................................  23
FEDERAL INCOME TAX STATUS..................................................  24
HOW TO PURCHASE A CONTRACT.................................................  24
VOTING RIGHTS..............................................................  25
LEGAL PROCEEDINGS..........................................................  25
TABLE OF CONTENTS (STATEMENT OF ADDITIONAL INFORMATION)....................  26

                                     PWD 2

                                  DEFINITIONS

Accumulation Unit: A measuring unit used to determine the value of a Contract Owner's interest in a Division of the Separate Account prior to the Annuity Date.

Allocation Options: Each of the Divisions of the Separate Account.

Annuitant: The person on whose life Annuity payments under a Contract may be based.

Annuity: A series of income payments made to a Contract Owner for a defined period of time.

Annuity Date: The date on which the initial Annuity payment is determined or a settlement option is effective. It must be the first day of a month.

Annuity Unit: A measuring unit used to compute the Variable Annuity payments from a Division of the Separate Account.

Contract: The variable annuity contract described in this prospectus issued by PaineWebber Life.

Contract Value: The sum of a Contract Owner's values in the Divisions.

Division: The Separate Account currently consists of nine available Divisions. Each Division is invested in a specific Portfolio of PaineWebber Series Trust.

Fixed Annuity: A series of periodic guaranteed level payments. Such payments are not based upon the investment experience of the Separate Account.

Fund: PaineWebber Series Trust.

Net Contract Value: The Contract Value less all applicable contract maintenance charges and premium taxes due.

Net Purchase Payment: The Purchase Payment less any applicable premium taxes that may be deducted.

PaineWebber Life: PaineWebber Life Insurance Company.

Purchase Payments: The money paid by or on behalf of a Contract Owner under a Contract.

Qualified Plan: An employee or individual retirement plan or annuity qualified for favorable tax treatment under the Internal Revenue Code.

Separate Account: PaineWebber Life Variable Annuity Account, a segregated investment account established by PaineWebber Life to receive and invest amounts allocated to provide variable accumulations and/or variable annuity benefits under the Contract.

Valuation Day: Each day the New York Stock Exchange is open for trading and valuations have not been suspended by the Securities and Exchange Commission.

Valuation Period: The interval from one Valuation Day to the following Valuation Day.

Variable Annuity: A series of periodic payments which vary in amount according to the investment experience of one or more Division(s) of the Separate Account.

                                     PWD 3

                                    SUMMARY

This prospectus contains information about the Contract, which provides fixed benefits, variable benefits or a combination of both. It describes the uses and objectives of the Contract, the costs of Contracts, and the rights and privileges of Contract Owners. It also contains information about PaineWebber Life, the Separate Account and its Divisions, and the Portfolios of the Fund in which the Divisions invest. We urge you to read it carefully and retain it for future reference.

The Contract has appropriate provisions relating to variable accumulation values and variable and fixed annuity payments. On and after the Annuity Date, annuity payments will be made to a designated payee, generally for the life of an Annuitant. (Normally, the Contract Owner is both the payee and the Annuitant.) PaineWebber Life assumes mortality and expense risks under the Contract, for which it receives certain specified compensation.

Except to the extent limited by a retirement plan pursuant to which a Contract is issued, the Contract Owner is entitled to exercise all rights of ownership under the Contract. Net Purchase Payments for a Contract may be allocated to one or more Divisions of the Separate Account. The Separate Account invests in shares of the Fund.

The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk after the Annuity Date is assumed by the Contract Owner or other payee; the amounts of the annuity payments vary with the investment performance of the Divisions of the Separate Account selected by the Contract Owner. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by PaineWebber Life and the amounts of the annuity payments do not vary. Similarly, except to the extent provided in the Enhanced Death Benefit, the Contract Owner bears all the investment risk for Net Purchase Payments allocated to the Separate Account prior to the Annuity Date.

Except as explained below, Net Contract Value may be withdrawn at any time prior to the Annuity Date. Unless restricted by the Internal Revenue Code ("Code") or the particular retirement plan pursuant to which the Contract is issued, the Net Contract Value may be withdrawn free of any withdrawal charge.

For purposes of determining federal income tax liability, withdrawals are deemed to be on a last-in, first-out basis, which means taxable income is withdrawn first. In addition, the Code imposes a 10% tax penalty to the income portion of any premature distribution (e.g., withdrawal) from annuity contracts generally. The penalty is not imposed on amounts received: (1) after the taxpayer (payee) reaches age 59 1/2; (2) after the death of the Contract Owner;
(3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his or her beneficiary; or (5) under an immediate annuity. The tax consequences of distributions from Qualified Plans may differ from those described above, and may vary with the type of Plan as well.

Withdrawals from Tax-Sheltered Annuities described in section 403(b) of the Code ("TSAs") of amounts attributable to contributions made pursuant to a salary reduction agreement are limited (as required by the Code) to circumstances only when the employee attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents contributions made by or on behalf of the employee, which does not include any investment results. These limitations on withdrawals from TSAs apply only to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect certain rollovers or exchanges between Plans.


                                     PWD 4

Contract Owners should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

The Contract Purchaser may return the Contract to PaineWebber Life within 10 days (or longer period if required by state law) after it is received by delivering or mailing it to the PaineWebber Life Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309. If the Contract is returned to PaineWebber Life, it will be terminated and, unless otherwise required by state law, PaineWebber Life will pay the Contract Owner an amount equal to his or her Contract Value. The Contract Value may be more or less than the Purchase Payments made. Since state laws differ as to the consequences of returning a Contract, a purchaser should refer to the Contract which he or she receives for information about his or her circumstances.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL.

                                     PWD 5

                             FEE TABLE AND EXAMPLE

                               VARIABLE ANNUITY

                                                                  PERCENTAGE
                                                                    CHARGE
                                                              ------------------
Contract Owner Transaction Expenses
 Contingent Deferred Sales Load or Early Withdrawal Charge
 (as a percentage of Purchase Payments)(1)..................          0%
 Transfer Fee(2)............................................  $10
 Charge for Excess Withdrawals(2)...........................  $25 or 2% (lesser)
 Annual Contract Maintenance Charge.........................  $30

                                                                         BALANCED
                                          HIGH                           DIVISION
                              STRATEGIC  GRADE              BALANCED    (FORMERLY   GROWTH
                      MONEY     FIXED    FIXED    GLOBAL    DIVISION      ASSET      AND             AGGRESSIVE  GLOBAL
                      MARKET   INCOME    INCOME   INCOME   (NO LONGER   ALLOCATION  INCOME   GROWTH    GROWTH    GROWTH
                     DIVISION DIVISION  DIVISION DIVISION AVAILABLE)(4) DIVISION)  DIVISION DIVISION  DIVISION  DIVISION
                     -------- --------- -------- -------- ------------- ---------- -------- -------- ---------- --------
Separate Account
 Annual Expenses
 (as a percentage
 of average account
 value)
 Mortality and Ex-
 pense Risk Fees....   1.25%    1.25%     1.25%    1.25%      1.25%        1.25%     1.25%    1.25%     1.25%     1.25%
 Enhanced Death
 Benefit Fee(3).....   0.12%    0.12%     0.12%    0.12%      0.12%        0.12%     0.12%    0.12%     0.12%     0.12%
 Distribution Ex-
 pense Charge(1)....   0.40%    0.40%     0.40%    0.40%      0.40%        0.40%     0.40%    0.40%     0.40%     0.40%
   Total Separate
   Account
    Annual Ex-
    penses(1)(3)....   1.77%    1.77%     1.77%    1.77%      1.77%        1.77%     1.77%    1.77%     1.77%     1.77%
Estimated Portfolio
Company Annual
Expenses
 (as a percentage of
 portfolio company
 average net assets)
 Management Fees....   0.50%    0.50%     0.50%    0.75%      0.75%        0.75%     0.70%    0.75%     0.80%     0.75%
 Other Expenses.....   0.38%    0.39%     1.06%    0.42%      0.81%        0.28%     0.65%    0.25%     0.79%     0.73%
   Total Portfolio
   Company Annual
   Expenses.........   0.88%    0.89%     1.56%    1.17%      1.56%        1.03%     1.35%    1.00%     1.59%     1.48%

----
(1) PaineWebber Life also offers another form of this contract ("other contract form") which is identical in most material respects to the form described in this prospectus. The two forms differ, however, in that the other contract form (1) does have a Contingent Deferred Sales Load but has a lower Distribution Expense Charge (i.e., 0.15%); and (2) has a higher Enhanced Death Benefit charge (i.e., 0.20%). The total Separate Account Annual Expenses for the other contract form equals 1.60%.
(2) The Contract provides that each transfer in excess of 12 in a policy year is subject to a charge of $10. PaineWebber Life has waived this fee until further notice. A withdrawal transaction charge equaling the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two per policy year, except for withdrawals under a systematic withdrawal program. An administrative fee of $1.50 per payment may be charged for processing withdrawals under a systematic withdrawal program. PaineWebber Life has waived this fee until further notice.
(3) The Enhanced Death Benefit is applicable (i.e., after annuity commencement) to Contract Owners. The Enhanced Death Benefit is not available after annuity payments begin. Thus, where the Enhanced Death Benefit is not available, the Total Separate Account Annual Expenses would be 1.65%.
(4) Shares of the Balanced Portfolio of the PaineWebber Series Trust are no longer available for purchase or transfer by the Balanced Division of the Separate Account. The rights of Contract Owners to surrender Contract Values invested in the Portfolio and transfers out of the Portfolio into others are not affected. PaineWebber Life, on behalf of the Separate Account, obtained an Order from the Securities and Exchange Commission on December 28, 1995 permitting the substitution of the shares of the Asset Allocation Portfolio for shares of the Balanced Portfolio held by the Balanced Division of the Separate Account. On January 26, 1996, the substitution of shares of the Asset Allocation Portfolio for shares of the Balanced Portfolio was effected pursuant to the above-described S.E.C. Order. Also, the names of both the Asset Allocation Portfolio and Division were changed to "Balanced Portfolio" and "Balanced Division", respectively, to reflect the new Balanced Portfolio's investment policies.

                                     PWD 6

                                    EXAMPLE

                                                                            BALANCED
                                                HIGH                        DIVISION
                                    STRATEGIC  GRADE             BALANCED  (FORMERLY   GROWTH
                            MONEY     FIXED    FIXED    GLOBAL   DIVISION    ASSET      AND             AGGRESSIVE  GLOBAL
                            MARKET   INCOME    INCOME   INCOME  (NO LONGER ALLOCATION  INCOME   GROWTH    GROWTH    GROWTH
                           DIVISION DIVISION  DIVISION DIVISION AVAILABLE) DIVISION)  DIVISION DIVISION  DIVISION  DIVISION
                           -------- --------- -------- -------- ---------- ---------- -------- -------- ---------- --------
Whether or not
you surrender
your Contract at
the end of the
applicable time
period:
 You would pay      1 Year   $ 27     $ 27      $ 34     $ 30      $ 34       $ 29      $ 32     $ 28      $ 34      $ 33
 the following
 expenses on a     3 Years   $ 84     $ 84      $104     $ 92      $104       $ 88      $ 97     $ 87      $104      $101
 $1,000
 investment,
 assuming 5%
 annual return
 on assets:
                   5 Years   $142     $143      $175     $157      $175       $150      $165     $148      $177      $172
                  10 Years   $302     $303      $366     $330      $366       $317      $347     $314      $368      $359

----
The purpose of the above tables is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. Premium taxes, which are not shown in the table or Example and which currently range from 0 to 3.5%, may be deducted when incurred; however, PaineWebber Life may advance them when incurred and deduct them subsequently. Note that the expense amounts shown above in the hypothetical example are aggregate amounts for the total number of years indicated. For additional information about expenses of the Contract, see "Contract Charges and Deductions." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                     PWD 7

                             FINANCIAL INFORMATION

Financial statements of the Separate Account and PaineWebber Life are contained in the Statement of Additional Information bearing the same date as this prospectus. As is more fully discussed under the heading "The Insurance Company", PaineWebber Life was acquired by PaineWebber Holdings, Inc. on December 31, 1992 and, therefore, the historical operating information of the insurance company prior to December 31, 1992 is believed not to be relevant to PaineWebber Life's current operations. A copy of the Statement of Additional Information may be obtained without charge by sending a written request to the administrative offices of PaineWebber Life at 601 6th Avenue, Des Moines, Iowa 50309.

                        CONDENSED FINANCIAL INFORMATION

  The following table sets forth condensed financial information on accumulation units respecting Contracts issued under this prospectus through the Separate Account, which is derived from the financial statements of the Separate Account through December 31, 1994. This information should be read in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

                                     ACCUMULATION    ACCUMULATION   NUMBER OF
                                     UNIT VALUE AT   UNIT VALUE AT UNITS AT END
        YEAR ENDED 12/31           START OF YEAR (1)  END OF YEAR    OF YEAR
        ----------------           ----------------- ------------- ------------
Money Market Division
 1993............................       $10.00          $10.01        19,307
 1994............................       $10.01          $10.17        56,433
Strategic Fixed Income Division
 1993............................        10.00            9.96        10,160
 1994............................         9.96            9.27        56,044
High Grade Fixed Income Division
 1993............................        10.00            9.60        14,554
 1994............................         9.60            8.81       100,691
Global Income Division
 1993............................        10.00           10.16        40,197
 1994............................        10.16            9.44       117,924
Balanced Division (No longer
 available)
 1993............................        10.00            9.87        40,536
 1994............................         9.87            9.38       202,593
Balanced Division (formerly Asset
 Allocation Division)
 1993............................        10.00           10.35        12,505
 1994............................        10.35            9.20        65,539
Growth and Income Division
 1993............................        10.00           10.34         6,382
 1994............................        10.34            9.53        50,211
Growth Division
 1993............................        10.00            9.96        23,103
 1994............................         9.96            8.64        55,628
Aggressive Growth Division
 1993............................        10.00            9.93        42,569
 1994............................         9.93            9.48       141,235
Global Growth Division
 1993............................        10.00           10.77        66,658
 1994............................        10.77            9.31       171,114

--------
(1) Registration became effective September 1, 1993.

                                     PWD 8

                          SEPARATE ACCOUNT PERFORMANCE

From time to time the Separate Account may advertise the individual Divisions' "yields," "effective yields" or "average total returns". "Yield" and "effective yield" will be used for the Money Market Division and "average total return" and "yield" will be used for all other Divisions. Both yield and total return performance figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Division refers to the income generated by an investment in the Division over a stated period expressed as a percentage of the investment. In the case of the Money Market Division, this percentage (based upon a stated period of seven days' duration) is then "annualized" by assuming the same percentage will be generated for each seven day period during a year. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment in the Division is assumed to be reinvested at the same rate in each successive seven day period during a year. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of income. In the case of Divisions other than the Money Market Division, "yield" is computed on the basis of a one month stated period. Yield in those cases is annualized by assuming monthly reinvestments at the same percentage over a six month period and then doubling the six month percentage rate so obtained. The "average total return" is computed by calculating the average annual compounded rate of return over the stated period that would equate the initial amounts invested to the ending redeemable Contract Value of the stated period.

Recurring charges or deductions from Contract Owner accounts are reflected in the calculations of the performance figures. Non-recurring charges are not reflected in the calculations of performance figures; if such charges were incurred by the Contract Owner, the effect would be to lower the "yield," "effective yield," or "average total return."

                             THE INSURANCE COMPANY

PaineWebber Life is a stock life insurance company organized under the laws of the State of California in 1956 as Pacific Fidelity Life Insurance Company. The executive and administrative offices of PaineWebber Life are at 1200 Harbor Boulevard, Weehawken, New Jersey 07087 and 601 6th Avenue, Des Moines, Iowa 50309, respectively. Pacific Fidelity Life Insurance Company ("PFLIC") was acquired by PaineWebber Life Holdings Inc. ("PWL Holdings") in a transaction effected December 31, 1992 when PWL Holdings acquired all the outstanding voting securities of PFLIC from AUSA Life Insurance Company and changed the company's name to PaineWebber Life Insurance Company. Prior to the acquisition by PWL Holdings, all of the insurance in force of PFLIC was assumptively reinsured by affiliated life insurance companies. Thus, as of the acquisition on December 31, 1992, the total assets (and net worth) of PFLIC were $6,390,000. PaineWebber Life is admitted to conduct life insurance business in the District of Columbia and all states except Connecticut and New York. It intends to market the Contract in all of the jurisdictions in which it is admitted to conduct life insurance business. PaineWebber Life is a wholly-owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly-owned subsidiary of Paine Webber Group Inc.

PaineWebber Life has entered into a contract with American Republic Insurance Company of Des Moines, Iowa under which the latter has agreed to perform certain of the administrative services relating to the Contract. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports. The address of the administrative office is 601 6th Avenue, Des Moines, Iowa 50309.


                                     PWD 9

                              THE SEPARATE ACCOUNT

The Separate Account was established by PaineWebber Life (formerly Pacific Fidelity Life Insurance Company) on December 31, 1992, pursuant to the provisions of the California insurance laws, as a segregated investment account of PaineWebber Life. The Separate Account currently has nine available
Divisions: the Money Market Division, the Strategic Fixed Income Division, the High Grade Fixed Income Division, the Global Income Division, the Balanced Division (formerly, the Asset Allocation Division), the Growth and Income Division, the Growth Division, the Aggressive Growth Division and the Global Growth Division, each of which is invested in shares of a designated Portfolio of the Fund. The Separate Account and each Division therein is administered as part of the general business of PaineWebber Life; but the income, gains and losses, whether or not realized, from assets allocated to each Division are credited to or charged against that Division in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Division or arising out of any other business PaineWebber Life may conduct. The assets within each Division are not chargeable with liabilities arising out of the business conducted by any other Division, nor will the Separate Account as a whole be chargeable with liabilities arising out of any other business PaineWebber Life may conduct.

All obligations arising under the Contract, however, including the guarantee to make Annuity payments, are general obligations of PaineWebber Life; and all of PaineWebber Life's assets are available to meet its expenses and obligations under the Contract. While PaineWebber Life is obligated to make Variable Annuity payments under the Contract, the amount of such payments is not guaranteed. The Contract Value allocated to the Divisions and the amount of Variable Annuity payments will vary with the investment experience of the Division(s) to which the Contract Owner's Contract Value is allocated. Such amounts will be subject to certain charges and deductions. See "Contract Charges and Deductions." PaineWebber Life has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. Such registration does not involve supervision of the management of the Separate Account or PaineWebber Life by the Securities and Exchange Commission.

                        CONTRACT CHARGES AND DEDUCTIONS

WITHDRAWAL TRANSACTION CHARGE--No initial sales charge is deducted from Purchase Payments nor is there any early withdrawal charge (contingent deferred sales charge) imposed. Thus, a Contract Owner may, subject to the restrictions of the particular retirement plan, withdraw his or her Net Contract Value at any time without being subject to a redemption charge. There is, however, a Distribution Expense risk charge imposed to recover PaineWebber Life's expenses relating to the sale of the Contract, including commissions, preparation of sales literature and other sales activities. PaineWebber Life deducts a distribution expense charge daily from each Division, at an annual rate of 0.40% of the total net assets of each Division. See "Distribution Expense Charge." The amount of any sales charge imposed in the form of a distribution expense charge will not exceed 9% of all Net Purchase Payments.

A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two per Contract year, unless the withdrawal is made under a systematic withdrawal program. See "Withdrawals."

PaineWebber Life also offers another form of this Contract that does impose a Withdrawal Charge. That contract form, however, levies a Distribution Expense Charge of 0.15% of the total net assets on an annual basis whereas the contract form as described in this prospectus assesses a 0.40% asset charge.


                                     PWD 10

TRANSFER CHARGES--Prior to the Annuity Date, the Contract Owner has the right to transfer part or all of his or her Contract Value from one Allocation Option to one or more of the remaining Allocation Options subject to the rules and procedures relating to transfers. After the Annuity Date, the Contract Owner may also transfer Annuity Unit values among the Divisions of the Separate Account. The Contract provides that each transfer in excess of 12 in a Contract Year is subject to a charge of $10. PaineWebber Life has waived this fee until further notice. PaineWebber Life does not expect to generate any profit from this charge.

Prior to the Annuity Date, any transfer charge will be deducted from the Allocation Option(s) to which amounts are transferred in the ratio of the Contract Value received by each to the total Contract Value transferred. After the Annuity Date, any charge will be deducted from the next Annuity payment.

No transfer charge will be assessed on automatic transfers effected through an approved automatic allocation service.

CONTRACT MAINTENANCE CHARGE--During the accumulation period, PaineWebber Life will deduct a Contract Maintenance Charge of $30 from the Contract Value of each Contract in force on the first Valuation Day on or after each Contract anniversary. The charge will also be deducted upon full withdrawal of the Contract Value, or commencement of Annuity payments, without proration, if such withdrawal is made or Annuity payments commence prior to the first Valuation Day on or after each contract anniversary. If the Contract Owner participates in more than one Allocation Option, a share of the $30 charge will be made against each in the ratio of Contact Value in each to the total Contract Value. The Contract Maintenance Charge is waived if total premiums received in the first Contract Year equal or exceed $100,000. PaineWebber Life does not anticipate realizing a gain from this charge. Even though administrative expenses may increase, the amount of the charge will not change.

PREMIUM AND OTHER TAXES--PaineWebber Life will deduct from the Contract Value the amount of any premium and other similar policyholder taxes levied by any state or governmental entity with respect to that particular Contract. Such taxes, which currently range from 0 to 3.5%, may be deducted when incurred; however, PaineWebber Life may advance them when incurred and deduct them subsequently. If the Contract Owner participates in more than one Allocation Option, any premium or other taxes will be charged against each Allocation Option in the ratio of the Contract Owner's value in each to the total Contract Value.

MORTALITY RISK CHARGE--Annuity payments will not be affected by the mortality experience (death rate) of persons receiving Annuity payments or of the general population. For assuming this mortality risk and the risk inherent in the death benefit, PaineWebber Life deducts during the entire life of the Contract a mortality risk charge daily from each Division at an annual rate of 0.85% of the total net assets of each Division. If the mortality risk charge is insufficient to cover the actual costs of the mortality risk, PaineWebber Life will bear the loss; however, if the amount proves more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion to pay distribution and other expenses. The rate imposed for the mortality risk charge may not be changed.

ENHANCED DEATH BENEFIT CHARGE--Where permitted by state law, PaineWebber Life will also provide an Enhanced Death Benefit that guarantees, should the Contract Owner die during the accumulation phase of the Contract, a specified minimum death benefit. For assuming the mortality and investment risk of the Enhanced Death Benefit, PaineWebber Life deducts a daily risk charge from each Division at an annual rate of 0.12% of the total net assets of each Division. The rate may not be changed by PaineWebber Life.


                                     PWD 11

No charge will be deducted from assets attributable to (a) Purchase payments in those states where PaineWebber Life is not allowed to offer an Enhanced Death Benefit or (b) Contracts under which annuity payments have begun.

EXPENSE RISK CHARGE--PaineWebber Life guarantees that the $30 contract maintenance charge will not increase, regardless of actual expenses incurred by PaineWebber Life. For assuming this expense risk, PaineWebber Life deducts during the entire life of the Contract an expense risk charge daily from each Division at an annual rate of 0.40% of the total net assets of each Division. If the expense risk charge is insufficient to cover the actual cost of the expense risk, PaineWebber Life will bear the loss; however, if the charge is more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion to pay distribution and other expenses. The rate imposed for the expense risk charge may not be changed.

DISTRIBUTION EXPENSE CHARGE--For assuming the expense of distributing this Contract, PaineWebber Life deducts a distribution expense charge daily from each Division at an annual rate of 0.40% of the total net assets of each Division for this Contract. If the distribution expense charge is insufficient to cover the actual cost of distribution, PaineWebber Life will bear the loss; however, if the charge is more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion. The rate of the distribution expense charge may not be changed. The staff of the Securities and Exchange Commission considers this type of charge to constitute a sales charge. The amount of any sales charge imposed when added to any previous sales charge, will not exceed 9% of all Purchase Payments.

                                    THE FUND

The Fund is organized as a Massachusetts business trust and is registered as an open-end management investment company under the 1940 Act. The Fund currently consists of nine available Portfolios: the Money Market Portfolio, the Strategic Fixed Income Portfolio, the High Grade Fixed Income Portfolio, the Global Income Portfolio, the Balanced Portfolio (formerly, the Asset Allocation Portfolio), the Growth and Income Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio and the Global Growth Portfolio, each having its own investment objective and policies. The Fund will offer its shares to insurance company separate accounts only. The Fund has the right to add new portfolios at any time.

The Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies. The Trustees of the Fund may establish additional Portfolios at any time. Portfolio assets are segregated and a shareholder's interest is limited to the Portfolio(s) in which the shareholder invests. Each Portfolio has, and is subject to, certain investment objectives and restrictions which may not be changed without a majority vote of shareholders in that Portfolio.

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") acts as the investment adviser and administrator for each Portfolio and the Fund, and as such provides a continuous investment program for the Portfolios and supervision of all matters relating to the operations of the Fund. In the case of certain Portfolios, as is discussed below, Mitchell Hutchins has engaged other investment managers to act as subadvisers for those Portfolios. Mitchell Hutchins is a Delaware corporation and a wholly-owned subsidiary of PaineWebber Incorporated, which is in turn a wholly-owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. As compensation for its services, Mitchell Hutchins receives a fee from the Fund accrued daily and paid monthly, based on the average daily net assets of each Portfolio.

Mitchell Hutchins has engaged the following investment management firms to serve as subadvisers for the Portfolios indicated: (1) Pacific Investment Management Company ("PIMCO") for the Strategic Fixed Income Division; (2) Nicholas-Applegate Capital Management ("NACM") for the

                                     PWD 12

Aggressive Growth Portfolio; and (3) GE Investment Management Incorporated ("GEIM") for the Global Growth Portfolio. Pursuant to subadvisory agreements entered into between Mitchell Hutchins and those firms, each of the subadvisers is responsible for providing all of the day-to-day investment advisory services for the respective Portfolio for which it acts as subadviser. As compensation for such services, Mitchell Hutchins pays each of them a subadvisory fee. Such fee is paid out of Mitchell Hutchins' advisory fee for the relevant Portfolios, and not directly by the Portfolios.

A summary of the investment objective of, and the investment advisory fees charged to, each Portfolio of the Fund available for purchase is described below. MORE DETAILED INFORMATION IS CONTAINED IN THE CURRENT PROSPECTUS OF THE FUND WHICH ACCOMPANIES THIS PROSPECTUS.

The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. To achieve its objective, the Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. As compensation for its services, the Money Market Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. To achieve this objective, this Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. As compensation for its services, the Strategic Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets; the investment adviser pays PIMCO a subadvisory fee at the annual rate of .25% of average daily net assets.

The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invest primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed securities of private issuers. As compensation for its services, the High Grade Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. To achieve its objective, this Portfolio invests principally in high quality debt securities of foreign and U.S. issuers. As compensation for its services, the Global Income Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The BALANCED PORTFOLIO (formerly, the Asset Allocation Portfolio) seeks a high total return with low volatility. To achieve its objective, the Portfolio allocates investments among equity securities, investment grade debt securities and money market instruments. As compensation for its services, the Balanced Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

On December 28, 1995, PaineWebber Life, on behalf of the Separate Account, obtained regulatory approval in the form of an order of the Securities and Exchange Commission permitting it to substitute the shares of the Asset Allocation Portfolio for the shares of the Balanced Portfolio that were held by the Balanced Division of the Separate Account. Contract Owners were notified and given the opportunity to transfer Contract Values they have in the Balanced Division to any of the other Portfolios of the Trust at no charge. On January 26, 1996, Contract Owners from whom no instructions were received had their Contract Values which were invested in the Balanced Portfolio transferred to the Portfolio formerly known as the Asset Allocation Portfolio.

Also on January 26, 1996, the name of the Asset Allocation Portfolio was changed to the "Balanced Portfolio" to reflect more accurately the Asset Allocation Portfolio's new investment policies and the Division name was changed from "Asset Allocation Division" to "Balanced Division".


                                     PWD 13

The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have potential for rapid earnings growth. As compensation for its services, the Growth and Income Portfolio pays the investment adviser a fee at the annual rate of .70% of average daily net assets.

The GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. As compensation for its services, the Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. NACM serves as subadviser to this Portfolio. As compensation for its services, the Aggressive Growth Portfolio pays the investment adviser a fee at the annual rate of .80% of average daily net assets; the investment adviser pays NACM a subadvisory fee at the annual rate of .50% of average daily net assets.

The GLOBAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in common stocks of companies based in the U.S., Europe, Japan and the Pacific Basin. As compensation for its services, the Global Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets. Under the Interim Agreement, GEIM serves as subadviser to this Portfolio. As compensation for its services, the investment adviser pays GEIM a subadvisory fee at the annual rate of .29% of average daily net assets.

                                  THE CONTRACT

PURCHASE PAYMENTS--The minimum initial Purchase Payment for a Contract not issued pursuant to a Qualified Plan is $5,000. The minimum initial Purchase Payment for a Contract issued pursuant to a Qualified Plan or other plan qualified for special tax treatment is $1,000. The minimum amount of a subsequent Purchase Payment is $500 ($100 for Contracts issued under Qualified Plans). A program for automatic transfer of Purchase Payments is also available. PaineWebber Life reserves the right to reduce the amount of the minimum Purchase Payment for certain Qualified Plans, for certain automatic purchase plans, and for Contracts issued to officers, directors, agents, or full-time employees of PaineWebber Life, the investment adviser or subadviser of the Fund, the distributor and agents of the distributor, or the third party administrator. At the time a Purchase Payment is made, Contract Owners should instruct PaineWebber Life how it is to be allocated among the Allocation Options. If no allocation is indicated or allocations are not properly completed, the Contract application is not in good order, and will be processed as described in the paragraph immediately below. Subsequent Purchase Payments may be made at any time without prior notice. Subsequent Purchase Payments with no allocation specified, or improperly completed allocations, will be allocated based on the last allocation made for either a Purchase Payment or a transfer, or as previously specified in a request to change allocations for future purchase payments. Requests to change such allocations may be made in writing or, unless the Contract Owner has requested in writing to the contrary, by telephone or facsimile instruction, under safeguards and conditions described in "Transfers", Page 19. The Contract will not be in default if no subsequent Purchase Payments are made. PaineWebber Life reserves the right to reject any application or Purchase Payment. In addition, PaineWebber Life will not accept a Purchase Payment which would cause total Purchase Payments to exceed $1,500,000 without prior approval by an appropriate officer of PaineWebber Life.

That part of an initial Purchase Payment to be allocated to a Division will be applied to purchase Accumulation Units at a price which is next computed no later than two business days after a properly completed application is received by PaineWebber Life. In the event that an application fails to recite all of the necessary information, PaineWebber Life will promptly request that the Contract

                                     PWD 14

Owner furnish further instructions and will hold the entire initial Purchase Payment in a suspense account, without interest, for a period of five business days pending receipt of such information. If the necessary information is not received within five business days, PaineWebber Life will return the entire Purchase Payment to the prospective Contract Owner, unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to PaineWebber Life retaining the initial Purchase Payment until the application is made complete.

DOLLAR COST AVERAGING--Contract Owners who wish their Purchase Payment(s) to be applied to purchase Accumulation Units of one or more Divisions over a period of time will be able to do so through a dollar cost averaging ("DCA") program. Under a DCA program, a Contract Owner may authorize the automatic transfer of Contract Values from either the Money Market Division, the Government Division, or the Fixed Income Division of a fixed dollar amount (until the outgoing Division is either exhausted or reaches a minimum level set by the Contract Owner) into one or more of the remaining Divisions of his or her choice. Transfers will be allocated according to the most recent allocations on record with PaineWebber Life. Any request to transfer into the outgoing Division will instead be made proportionately to other Divisions receiving the transfer. Under the DCA program, the minimum amount that may be transferred is $100. Accumulation Units acquired by a DCA program will be purchased at their unit values determined on the dates of the transfers. The intervals between transfer purchases may be, at the option of the Contract Owner, either monthly, quarterly, semi-annually or annually. Transfers will occur on the same day of the month as the Contract issue date. If the resulting day is not a Valuation Day, then the transfer will be made on the next Valuation Day.

The theory of dollar cost averaging is that greater numbers of units are purchased at times when the unit prices are relatively low then are purchased when the prices are higher. This has the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in a DCA program does not assure the Contract Owner of a greater profit, or any profit, for his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.

Application to participate in a DCA program must be in writing on the form supplied by PaineWebber Life for such purpose. Participation in the program will be effective within one month after PaineWebber Life has received and processed the application.

ASSET ALLOCATION PROGRAM--Contract Owners who wish to have their Contract Values automatically invested in accordance with a pre-selected asset investment program may elect to enroll in the Milestones Asset Allocation Program ("MAAP"). MAAP allows Contract Owners to have their assets reallocated monthly by PaineWebber Life between the Growth Portfolio, the Fixed Portfolio and the Money Market Portfolio. MAAP provides three customized programs from which a Contract Owner may select the one that best meets his or her individual investment goals. There are three allocation programs available: aggressive, moderate and conservative.

MAAP is based on the PaineWebber Asset Allocation Model that was designed by Edward Kerschner, Chairman of PaineWebber's Investment Policy Committee and Chief Investment Officer for PaineWebber. PaineWebber Life will monitor whether MAAP presents a risk to orderly portfolio management. If PaineWebber Life determines that such a risk is presented, it will consult with the adviser to the Portfolios involved.

                                     PWD 15

The Model for each program is reviewed to see whether changes in economic and market conditions dictate a change in the program's asset mix. Such changes, if any, will be made monthly and will be subject to certain minimum and maximum parameters. PWL is provided a copy of the Asset Allocation Model on a monthly basis. The parameters of the three programs are as follows:

                     PORTFOLIOS                 AGGRESSIVE MODERATE CONSERVATIVE
                     ----------                 ---------- -------- ------------
      Growth...................................  60%-90%   40%-70%    20%-50%
      Fixed....................................  10%-40%   10%-50%    40%-70%
      Money Market.............................   0%-30%    5%-40%    10%-40%

Once the Contract Owner selects the program with which he or she is comfortable, MAAP then automatically adjusts the invested Contract Values each month to comply with the asset percentage mix called for by the selected program.

Participation in MAAP requires the specific request of a Contract Owner before it can be initiated and may be terminated at any time. Contract Owners are not assessed a charge for this service.


SYSTEMATIC PURCHASE PROGRAM--A Contract Owner may also arrange to have a specific dollar amount automatically withdrawn from his or her bank account or PaineWebber RMA at periodic intervals (monthly or quarterly) and transferred to PaineWebber Life as Purchase Payments. The bank must be a member of the Automated Clearing House. The payments must be at least $100 each. Payments will be allocated among the Allocation Options in accordance with the most recent allocation on record. The Contract Owner may terminate his or her participation in this program at any time.

                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS

ACCUMULATION UNITS--The number of Accumulation Units purchased for a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to each Division by the Accumulation Unit value for that Division next computed following acceptance of the application (generally the next business day after receipt of the Purchase Payment by PaineWebber Life). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to each Division by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the Purchase Payment by PaineWebber Life.

Any transactions involving the purchase, withdrawal or transfer of amounts received after 3:00 p.m. central time will be effected on the following business day. The Accumulation Unit value of each Division varies in accordance with the investment experience of that Division.

VALUE OF AN ACCUMULATION UNIT--The value of an Accumulation Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. The value of an Accumulation Unit is determined by multiplying the value of an Accumulation Unit for the last Valuation Period by the net investment factor for that Division for the current Valuation Period. The Contract Owners bear the investment risk that the aggregate value of the amounts allocated to the Divisions of the Separate Account may at any time be less than, equal to, or more than the amounts initially invested in those Divisions.

NET INVESTMENT FACTOR--This is an index used to measure the investment performance of a Division of the Separate Account from one Valuation Period to the next. For any Division, the net investment factor for a Valuation Period is found by dividing (A) by (B) and subtracting (C) where: (A) is the net asset value per share of the Portfolio held in the Division, as of the end of the Valuation Period, plus

                                     PWD 16
the per-share amount of any dividend, capital gain or other distributions made by the Portfolio in the Valuation Period; (B) is the net asset value per share of the Portfolio held in the Division as of the end of the immediately preceding Valuation Period; and (C) is a factor representing the sum of the daily risk and expense charges attributable to the particular Contract. During the Annuity Period, the factor will not reflect a deduction at an annual basis of 0.12% for this benefit. See "Contract Charges and Deductions." The net investment factor may be adjusted to make provision for any income taxes required to be paid by the Separate Account.

                                 DEATH BENEFIT

BEFORE THE ANNUITY DATE--If the Owner dies prior to the Annuity Date, PaineWebber Life will pay a Death Benefit to the beneficiary. The Death Benefit may be paid in a lump sum distribution or in the form of an annuity, as described below. If there are Joint Spousal Owners, two Death Benefit Options are available: the Single Life Death Benefit Option and the Joint Life Death Benefit Option. Under the Single Life Death Benefit Option, the Enhanced Death Benefit is paid upon the death of the designated Owner. Under the Joint Life Death Benefit Option, the Death Benefit is paid upon the death of the last Owner.

The Enhanced Death Benefit equals the greatest of (A), (B), or (C) as follows:

  (A) The Contract Value; or

  (B) The greatest of the Contract Values on the first Valuation Day of each 5 year period less any partial withdrawals, transfer charges, and withdrawal transaction charges, since the beginning of the 5 year period. The first 5 year period begins on the 5th Contract Anniversary; or

  (C) The sum of all amounts invested in the eligible Separate Account Divisions, accumulated at interest, less any partial withdrawals, transfer charges, and withdrawal transaction charges accumulated at interest.

      For Single Life Death Benefit Options, the interest is at an effective annual rate of 4% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

      If this Contract has Joint Spousal Owners and a Joint Life Death Benefit Option has been selected, the interest accumulates at an effective annual rate of 6% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

      Interest accrual terminates on the Owner's 75th birthday. If Joint Spousal Owners exist and the Joint Life Death Benefit Option has been selected, then interest accrual ends on the youngest Owner's 75th birthday.

      The maximum death benefit under this paragraph (C) is the sum of all Net Purchase Payments, each accumulated at the interest rate for Divisions other than the Money Market Division to a maximum of two times each Net Purchase Payment, less any partial withdrawals, transfer charges, and withdrawal transaction charges, each accumulated at the interest rate for Divisions other than the Money Market Division to two times each withdrawal or deducted charge.

The Death Benefit is determined as of the Valuation Day on which PaineWebber Life receives due proof of the Owner's death and an election of the method of payment from the Beneficiary at its Administrative Office at 601 Sixth Avenue, Des Moines, Iowa 50309.

If the Owner is not a natural person, the Annuitant will be treated as the Owner for the purposes of determining if a Death Benefit is payable.

                                     PWD 17

If the Contract Owner (or Annuitant if the Contract Owner is not a natural person) dies before the Annuity Date, the entire Contract Value must be distributed within five years. An exception to this requirement exists for any portion of the Contract Owner's interest payable to (or for the benefit of) a designated beneficiary provided (a) such portion will be distributed as an Annuity for the life or a period not exceeding the life expectancy of the designated beneficiary and (b) such Annuity payments begin not later than one year after the Annuitant's or Contract Owner's death. These rules vary somewhat in the case of Qualified Plans. For example, in certain cases, if the designated beneficiary is the Annuitant's surviving spouse, the Annuity payments must commence no later than December 31 of the calendar year in which the Annuitant would have become age 70 1/2.

Where permitted by law and any retirement plan involved, if the designated beneficiary is the surviving spouse he or she will be treated as the new Contract Owner and Annuitant unless he or she elects otherwise. If Joint Spousal Owners exist and the Joint Life Death Benefit Option was chosen, the surviving spouse will be treated as the new Contract Owner upon the death of the first spouse.

AFTER THE ANNUITY DATE--If the Annuitant (or a Contract Owner who is not the Annuitant) dies on or after the Annuity Date, the remaining portion (if any) of his or her interest in the Contract will be distributed to the beneficiary at least as rapidly as under the Annuity option being used at the date of the Owner's death. A beneficiary receiving payments under a Variable Annuity option after the death of an Annuitant may elect at any time to receive the present value of the remaining number (if any) of guaranteed payments in a single payment, calculated using the assumed investment rate. If no designated beneficiary survives the Annuitant, the present value of any remaining guaranteed payments on the date of death of the Annuitant, calculated using the assumed investment rate, may be paid in one sum to the Contract Owner or his or her estate unless other provisions have been made and approved by PaineWebber Life. This value is calculated as of the date of payment following receipt of due proof of death by PaineWebber Life. If the Owner dies on or after the annuity date, the remaining portion (if any) of his or her interest in the Contract will be distributed to the beneficiary at least as rapidly as under the Annuity Option in use as of the Owner's death. If no designated beneficiary survives the Owner, any remaining interest will be paid to the Owner's estate.

                     EXERCISE OF RIGHTS UNDER THE CONTRACT

BENEFICIARY--The beneficiary is named in the application. Unless the beneficiary has been irrevocably designated, the beneficiary may be changed if a written request of the Contract Owner is received by PaineWebber Life. The estate or heirs of any beneficiary who dies before the Annuitant have no rights under the Contract. If no beneficiary survives the Annuitant, payment will be made to the Contract Owner or his or her estate.

ANNUITANT--The Annuitant is the person designated in the Application, upon whose life annuity payments under the Contract will depend. Normally, the Annuitant is also the Contract Owner.

OWNERSHIP--The Contract Owner is the person entitled to exercise all rights under the Contract. Ownership of the Contract may be transferred to a new Contract Owner with PaineWebber Life's approval. Such a transfer of ownership does not affect a beneficiary designation. The Contract Owner should consult a competent tax adviser prior to making any such designations or transfers.

COLLATERAL ASSIGNMENT--Unless the Contract is issued in connection with a Qualified Plan or a non-Qualified Plan subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"), a Contract Owner may assign the Contract as security for an obligation. No assignment of any interest under the Contract is binding upon PaineWebber Life until a written assignment is filed with PaineWebber Life, and PaineWebber Life assumes no obligation with respect to the effect or validity

                                     PWD 18
of any such assignment. In the event that the Contract is issued pursuant to a Qualified Plan or a plan covered by Title 1 of ERISA, it may not be assigned, pledged or transferred except as allowed by law. The Contract Owner should consult a competent tax adviser prior to assigning his or her Contract.

TRANSFERS--Prior to and after the Annuity Date, the value of any Units (Accumulation or Annuity Units, respectively) may be transferred among the Divisions. Transfers may be effected by writing to PaineWebber Life. The Contract Owner may also avail himself or herself of telephone or facsimile transfer privileges, unless he or she has made an election in writing not to have such services made available. PaineWebber Life will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine (including tape recording of telephone communications and requiring that proper identification--the Contract Owner's tax I.D. number/Social Security number and Contract number--be provided). If PaineWebber Life fails to employ reasonable procedures to confirm that transfer instructions communicated by telephone or facsimile are genuine, it may be liable for any losses due to unauthorized or fraudulent transfer instructions. PaineWebber Life reserves the right to modify or discontinue the telephone/facsimile services at any time.

Transfers among the Divisions will be effected at the unit value next computed after the transfer request is received by PaineWebber Life. Transfer instructions must identify the Divisions affected and the amount to be transferred. If the request is not received in proper form, the Contract Owner will be contacted. If the amount in any Allocation Option is not enough to cover the requested transfer, the transfer will be executed up to the amount available. Under certain circumstances, transfers may be subject to a transfer charge. See "Transfer Charges."

WITHDRAWALS--A Contract Owner may effect a withdrawal by submitting a request to PaineWebber Life. The request must be submitted in writing and must be signed by the Contract Owner(s). The signature should be exactly the same form as the name reflected on the Contract Owner's account. The request should include the Contract Owner's Contract number, and should identify the Division(s) affected and the amounts to be withdrawn from each. If the request is not received in proper form, the Contract Owner will be contacted. The request must be accompanied by the Contract where a complete withdrawal is requested. To comply with Code requirements, requests for withdrawals from TSAs and Individual Retirement Plans ("IRPs") must be in an acceptable form which indicates the reason for withdrawal. (See tax information later in this section.)

The Contract Owner may make a partial or complete withdrawal (redemption) of the Net Contract Value at any time before Annuity payments begin and the death of the Owner. Upon request for a complete withdrawal, the Contract Owner will receive his or her Net Contract Value as of the Valuation Day a written request for such withdrawal is received by PaineWebber Life. Partial withdrawals are subject to a $500 minimum (unless made pursuant to a systematic withdrawal program, below). No partial withdrawal may be effected if it would cause the remaining Contract Value to be less than the greater of $1,000 or the amount of any unassessed premium taxes. In the event a partial withdrawal is requested that would cause the Contract Value to fall below the minimum, such a request will be treated as a request for a full withdrawal.

Unless otherwise directed by the Contract Owner, a request for partial withdrawal will be treated as a request for a withdrawal from each Allocation Option in proportion to the respective Contract Values allocated thereto.

Under certain circumstances, the withdrawal may be subject to a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. See "Withdrawal Transaction Charges" and "Contract Maintenance Charge."

A withdrawal may result in adverse federal income tax consequences and is restricted in regard to TSA Plan contracts. See "Federal Income Tax Status."

                                     PWD 19

The Code requires the Contract to impose restrictions on withdrawals of Contract Value from TSAs. Section 403(b)(11) of the Code requires that for such annuity contracts to receive tax-deferred treatment, they must provide that:

  Withdrawals attributable to Purchase Payments made (after December 31, 1988 and any gain thereon) pursuant to a salary reduction agreement may be paid
  ONLY:

  (1) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of section 72(m)(7)); or

  (2) in the case of hardship. In hardship cases, only the withdrawal of Purchase Payments is permitted; withdrawal of any income attributable to these Purchase Payments is prohibited.

Payment of withdrawals from the Divisions will normally be made within seven days of receipt by PaineWebber Life of a proper request. PaineWebber Life reserves the right, however, to defer any withdrawal payment or transfer of values if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists making disposal of the Divisions' securities or the valuation of net assets of the Divisions not reasonably practicable; (c) the Securities and Exchange Commission has by order permitted suspension of redemptions for the protection of security holders; or
(d) at any other time when payment may be suspended under applicable law.

The Commission by rules and regulations determines the conditions under which trading of securities shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

SYSTEMATIC WITHDRAWAL PROGRAM--A systematic withdrawal program allows Contract Owners to initiate a procedure for automatically withdrawing a portion of their investment at monthly, quarterly, semi-annual or annual intervals, subject to certain limitations. The Contract Owner can specify that the withdrawal either be mailed to an address he or she specifies or electronically deposited into an account of his or her choice. The Contract Owner selects the day of the month that the electronic deposit of funds is to be made to that account. Currently, the Contract Owner may choose either the 15th of the month or the last day of the month. If the specified day is not a business day, the deposit will occur on the prior business day. Withdrawals that are mailed may take additional time to be received.

Unless a specific allocation request is made, withdrawals under the systematic withdrawal program will be allocated to all Divisions in proportion to the value in each Division. Under such a program, the minimum payout amount is $100 per withdrawal.

Payments will be level within a Contract year. A Contract Owner electing to participate in a systematic withdrawal program must specify (within the foregoing limits) a fixed dollar amount to be received each period. Applications for participating in a systematic withdrawal program must be in writing on the form supplied by PaineWebber Life; participation under the program will commence after PaineWebber Life has received and processed the application. The Contract Owner may terminate his or her participation in the systematic withdrawal program at any time. The termination will take effect after PaineWebber Life has received and processed the request.

Withdrawals made under a systematic withdrawal program will not be subject to the normal withdrawal transaction charge applied to withdrawals in excess of two per year. PaineWebber Life may deduct an administrative fee of $1.50 for each withdrawal pursuant to this program. PaineWebber Life, however, has waived this fee until further notice. Like other withdrawals, withdrawals under a systematic withdrawal program may have adverse tax consequences, including a 10 percent tax penalty on premature withdrawals. See "Federal Income Tax Status".


                                     PWD 20

SUBSTITUTION AND CHANGE--Although there is no present intent to do so, PaineWebber Life reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the 1940 Act, the option to direct that their Purchase Payments be allocated to an investment company other than the Fund or to newly created Portfolios of the Fund. If shares of the Fund or a Portfolio are not available for purchase by the Separate Account, or if in the judgment of PaineWebber Life, further investment in such shares is no longer appropriate in view of the purposes of the Separate Account, then (i) shares of another registered open-end management investment company ("mutual fund") or another Portfolio may be substituted for Fund or Portfolio shares held in the Separate Account and/or (ii) payments received after a date specified by PaineWebber Life may be applied to the purchase of shares of another mutual fund or another Portfolio in lieu of Fund or Portfolio shares. Approval of the Securities and Exchange Commission must be obtained if shares of another mutual fund or if shares of another Portfolio of the Fund are to be substituted for Portfolio shares held in the Separate Account. It is intended that any substitution would be of shares of Portfolios with investment objectives similar to those of the Portfolios of the Fund.

                               ANNUITY PROVISIONS

MINIMUM ANNUITY PAYMENTS--Annuity payments generally will be made monthly, but if any payment would be less than $100 PaineWebber Life may change the frequency so payments are at least $100 each. If the amount to be applied at the Annuity Date is less than $5,000, PaineWebber Life may elect to pay such amounts in a lump sum where permitted by state regulation.

ANNUITY DATE--The Contract Owner selects the Annuity Date in the application. It must be on the first day of a month, and it may not be later than the first day of the next month after the Annuitant's 85th birthday. If no Annuity Date is elected, the Annuity Date will be the first day of the month after the Annuitant attains age 85. Provisions of the Code may require that Contracts issued pursuant to qualified retirement plans have an earlier Annuity Date.

PROOF OF AGE, SEX AND SURVIVAL--PaineWebber Life may require proof of age, sex or survival of any person upon whose life continuation of Annuity payments depends.

MISSTATEMENT OF AGE OR SEX--If the age or sex of the Annuitant has been misstated, any Annuity payable shall be that which the amount applied would have purchased at the correct age and sex. Overpayments made by PaineWebber Life because of such misstatement, with interest at 6% per annum, will be charged against benefits payable subsequent to adjustment. The dollar amount of any underpayment made by PaineWebber Life as a result of a misstatement will be paid in full with the next payment due under the Contract, with interest at 6% per annum.

CHANGE OF ANNUITY DATE OR ANNUITY OPTION--The Contract Owner may change the Annuity Date and/or the Annuity option by written notice received by PaineWebber Life at least 30 days prior to the Annuity Date previously selected and at least 30 days prior to the Annuity Date being requested.

                            GENERAL ANNUITY OPTIONS

Subject to the provisions of the Code and of the retirement plan under which a Contract is purchased, the Contract Owner may elect any one of the Annuity options listed below. Other Annuity options may be selected by mutual agreement between the Contract Owner and PaineWebber Life. If no Annuity option election has been made by the Annuity Date, Variable Annuity payments will automatically be made under Option 3, an Annuity payable for the life of the Annuitant with ten years' payments certain. Contract Values in the Separate Account will be applied to a Variable Annuity unless the Owner elects otherwise in writing at least 30 days before the Annuity Date.

                                     PWD 21

Changes in the optional form of Annuity payment may be made at any time up to 30 days prior to the date on which Annuity payments are to begin. All options are available as fixed or variable annuities. The Annuity payments described below are determined on the basis of (i) the mortality table specified in the Contract, (ii) the age and, where permitted, the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the assumed investment rate.

OPTION 1--PAYMENTS FOR A GUARANTEED FIXED PERIOD: An Annuity payable for a specified period of time. The period must be at least five years. If this option is taken as a Variable Annuity, the Contract Owner may at any time choose to receive the present value of the remaining payments in a lump sum computed at the assumed investment rate. Because a Variable Annuity under this option is not based on a life contingency, the Contract Owner will receive no benefit from the deduction of the mortality risk charge from the Separate Account.

OPTION 2--LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

OPTION 3--LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS: An Annuity payable during the lifetime of the Annuitant (no matter how long he or she might live) with a guaranteed minimum number of payments. If the Annuitant dies before the guaranteed number of payments have been made, the remaining payments for the guaranteed period chosen (10 or 20 years) will continue to the designated beneficiary.

OPTION 4--JOINT AND SURVIVOR ANNUITY: An Annuity will be paid during the lifetimes of the Annuitant and the Annuitant's spouse. The amount of such payments will not change by reason of the first death. Payments will end with the last payment due prior to the second death.

                     ADDITIONAL VARIABLE ANNUITY PROVISIONS

FIRST VARIABLE ANNUITY PAYMENT--The dollar amount of the first monthly Annuity payment will be determined by applying the amount to be annuitized to the Annuity table applicable to the Annuity option chosen. If more than one Division has been selected, the value of the interest in each Division is applied separately to the Annuity table to determine the amount of the first Annuity payment attributable to that Division. The Annuity tables are in the Contract and are based on the 1983 Table "a" for Individual Annuity Valuation with interest at 4% for the life of the Contract.

ASSUMED INVESTMENT RATE--A 4% assumed investment rate is built into the Annuity tables in the Contract. A higher assumption would mean a higher first Annuity payment but more slowly rising (or more rapidly falling) subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is 4% annually, Annuity payments will be level.

NUMBER OF ANNUITY UNITS--The number of Annuity Units for each applicable Division is the amount of the first monthly Variable Annuity payment attributable to that Division divided by the value of an Annuity Unit for that Division as of the first Valuation Day on or after the Annuity Date. The number of Annuity Units used in computing Annuity payments attributable to a Division will remain constant during the Annuity period unless a transfer is made.

VALUE OF EACH ANNUITY UNIT--The value of an Annuity Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Division is the value of that Annuity Unit during the last Valuation Period, multiplied by the net investment factor for that Division for the current Valuation Period. The result is then multiplied by a factor that offsets the effect of the assumed investment rate.


                                     PWD 22

SUBSEQUENT VARIABLE ANNUITY PAYMENTS--Subsequent monthly Variable Annuity payments will vary in amount according to the investment performance of the applicable Division(s). The part of each subsequent Variable Annuity payment attributable to a Division is the number of Annuity Units for that Division as determined in the first Annuity payment (adjusted for transfers, if any) multiplied by the value of an Annuity Unit for that Division for the Valuation Period immediately preceding the Valuation Period in which payment is made. The amount of each subsequent Annuity payment will not be affected by variations in mortality experience.

                            MISCELLANEOUS PROVISIONS

NOTICES, CHANGES AND ELECTIONS--All notices, changes and elections under the Contract must be in writing, signed by the proper party and received by the Administrative Office of PaineWebber Life to be effective, except that account transfers and changes in allocation for future Purchase Payments may be made by telephone or facsimile unless the Contract Owner has elected in writing not to have such services made available. Instructions given by telephone and facsimile are provided under safeguards and conditions described in "Transfers," Page 19. All such notices and elections should include the Allocation Options involved, the Contract Owner's Contract number, and any other information necessary to process the request. If acceptable to PaineWebber Life, notices or elections relating to beneficiaries and ownership will take effect as of the date signed unless PaineWebber Life has already acted in reliance on the prior status. PaineWebber Life is not responsible for the validity of such notices and elections.

AMENDMENT OF CONTRACT--A condition or provision of the Contract may be waived or modified only in writing signed by the President, Vice President or Secretary of PaineWebber Life.

The Contract may be amended at any time as required to make it conform with any law or regulation issued by any government agency to which the Contract is subject.

RIGHT TO EXAMINE--Within the number of days of the receipt of a Contract as prescribed by state law, the Contract may be returned to PaineWebber Life for cancellation. Unless state law requires otherwise, PaineWebber Life will refund the Contract Value computed at the end of the Valuation Period in which the Contract is received. The Contract Owner bears the investment risk during the ten day period. In those states, however, where PaineWebber Life is required to return the entire Purchase Payment, to minimize investment risk, PaineWebber Life will invest all initial Purchase Payments in the Money Market Division until the end of the "Free Look" period at which time it will be allocated pursuant to the Owner's allocation. In such cases, the amount returned upon cancellation prior to the end of the "Free Look" period is the greater of the Purchase Payment or the Contract Value.

RETIREMENT PLAN CONDITIONS--A Contract acquired in connection with a retirement plan will be subject to the conditions of the retirement plan. Such plans may impose restrictions or special taxation consequences in the event of withdrawal, death, disability, separation from employment, premature distributions or excess contributions. The Contract Owner should understand the features of any retirement plan in which he or she participates and, if necessary, seek an explanation thereof from a qualified tax adviser.

REPORTS TO CONTRACT OWNERS--At least once a year, a report which will set forth information regarding the Contract Value will be sent to the Contract Owner. The Contract Owner will also be furnished notices, proxies and solicitation materials which relate to the Fund.


                                     PWD 23

                           FEDERAL INCOME TAX STATUS

The operations of the Separate Account form part of the operations of PaineWebber Life but the Code provides that no federal income tax will be payable by PaineWebber Life on the investment income and capital gains of the Separate Account. If the Contract is used with a Qualified Plan, the employer or Contract Owner may be permitted to deduct the Purchase Payments made. Until a distribution is made, no federal income tax is payable by the Contract Owner on the investment earnings of a Contract. Distributions from certain types of Qualified Plans to a participant who is age 50 before January 1, 1986, may be eligible for capital gains treatment on a portion of the distribution and five year or ten year forward averaging. The Annuitant will be allowed to recover tax-free any portion of each Annuity payment representing Purchase Payments for which no deductions were allowed. If, however, a surrender is made before age 59 1/2, with certain exceptions, it will be subject to a 10% penalty tax on the taxable amount withdrawn. Distributions from Qualified Plans may be eligible for a tax-free rollover to another Qualified Plan.

Variable annuity contracts will be entitled to favorable tax treatment under the Code so long as the investments of the separate accounts funding them are "adequately diversified" under section 817(h) of the Code. If the investments of a separate account are determined to be not adequately diversified, Contract Owners in the separate account would be treated as the owners of the underlying assets and would be taxed currently on earnings and gains. It is intended that the investments of the Separate Account will be adequately diversified under section 817(h) of the Code.

PaineWebber Life is required to withhold federal income tax on Annuity payments, lump sum distributions, and partial surrenders. For certain distributions ("Eligible Rollover Distributions") made after December 31, 1992, payors are required to withhold 20 percent of the amount of the distribution. An Eligible Rollover Distribution means the taxable portion of any distribution (other than those in prescribed forms of annuity payments and required distributions) from certain types of Qualified Plans. This withholding tax cannot be waived, but it can be avoided by rolling the distribution over to another eligible Qualified Plan or IRA at the election of the Contract Owner, in a direct transfer. The plan administrator will notify Contract Owners who are to receive Eligible Rollover Distributions of a more detailed explanation of their distribution options and of how to elect a direct transfer of the distribution to another eligible plan or IRA.

Except for Eligible Rollover Distributions, recipients of other distributions are allowed to make an election not to have federal income tax withheld. After an election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. PaineWebber Life will notify the payee at least annually of his or her right to revoke the election. Payees are required by law to provide PaineWebber Life (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is the same as his or her Social Security number.

                           HOW TO PURCHASE A CONTRACT

A Contract may be purchased by completing the application form and forwarding it, along with the Purchase Payment, to the person from whom you received the prospectus. Contracts may be sold only by broker-dealers who are licensed insurance agents of PaineWebber Life, either individually or through an insurance agency. Sales commissions are paid by PaineWebber Life on the sale of Contracts. The commissions paid range from 1% to 6%.

PaineWebber Incorporated ("PWI"), located at 1285 Avenue of the Americas, New York, New York 10019 serves as distributor of the Contracts pursuant to a principal underwriting (distribution) agreement. PWI is registered as a broker-dealer under the Securities Exchange Act of 1934, as

                                     PWD 24
amended, and is a member of the National Association of Securities Dealers, Inc. PWI has entered into a Principal Underwriter Agreement with PaineWebber Life to accomplish the retail distribution of Contracts.

                                 VOTING RIGHTS

Unless otherwise restricted by the retirement plan pursuant to which a Contract is issued, each Contract Owner invested in Divisions of the Separate Account will have the right to instruct PaineWebber Life with respect to voting the shares of the Fund which are the assets underlying his or her interest in the Separate Account at all shareholders meetings. A quorum of Fund shareholders shall be the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities.

The number of Fund shares which may be voted pursuant to the instructions of a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received will be voted in the same proportion as the shares for which instructions have been received. Contract Owners will periodically receive various materials which relate to voting Fund shares such as proxy materials and voting instruction forms. Contract Owners will also receive periodic reports relating to the Fund Portfolio in which they have an interest.

                               LEGAL PROCEEDINGS

There are no material legal proceedings to which the Company, the Separate Account or any of their property is subject.

The principal underwriter, PaineWebber Inc., is not engaged in any litigation of any material nature to which the Separate Account is a party or to which any of its property is subject.

                                     PWD 25

                               TABLE OF CONTENTS

                      STATEMENT OF ADDITIONAL INFORMATION

TOPIC                                                                       PAGE
PaineWebber Life Insurance Company.........................................   3
The Separate Account.......................................................   3
The Fund...................................................................   3
The Contract...............................................................   5
  Purchase Payments........................................................   5
  Accumulation Provisions..................................................   6
  Annuity Payments.........................................................   6
  Distribution of Contracts................................................   8
Additional Federal Income Tax Information..................................   8
  The Company and the Separate Account.....................................   8
  Non-Qualified Plans......................................................   9
  Qualified Plans..........................................................   9
  Withholding..............................................................  10
  Diversification Requirements.............................................  11
Other Information..........................................................  11
  Reports to Contract Owners...............................................  11
  Administrative Services..................................................  11
  Safekeeping of Assets....................................................  11
  Independent Auditors.....................................................  11
  Registration Statement...................................................  11
Separate Account Performance...............................................  12
Financial Statements.......................................................  14

                                     PWD 26

                 SOME QUESTIONS AND ANSWERS ABOUT THE CONTRACT

1.  For whom is the Contract designed?

    The Contract is designed for anyone seeking to accumulate retirement income through managed investments. The Contract can be used for either private (non-qualified) plans or tax-qualified retirement plans. The Contract Owner may designate himself, herself or another person to be the Annuitant.

2.  How do you purchase a Contract?

    A Contract may be purchased through persons who are licensed to sell insurance products and securities on agreement with PaineWebber Life and PaineWebber Incorporated, the underwriter for the Contract. A prospective purchaser must deliver a completed application, such other completed forms as required and the initial Purchase Payment to the licensed salesperson, who then forwards such payment and forms to PaineWebber Life for acceptance. See "How to Purchase a Contract."

3.  What type of annuity is the Contract?

    The Contract provides an accumulation period with variable Allocation Options and offers a choice of either fixed or variable annuity payments after the Annuity Date. The Contract Value invested in a variable option during either the accumulation period or annuity payment period varies to reflect the investment performance of the Division(s) to which that Contract's Values are allocated. Thus, the investment risk is borne by the Contract Owner.

    When the variable annuity payment is chosen, only the first monthly payment under the Contract is guaranteed in amount with subsequent payments varying with the investment performance of the Division(s) to which Contract Values are allocated.

    When the fixed annuity payment is chosen, the amount of each payment is determined on the Annuity Date and does not vary.

4.  What expenses are charged under the Contract?

    No initial sales charge is deducted from Purchase Payments nor will any early withdrawal charge be deducted upon partial or complete withdrawal.

    Under this Contract, PaineWebber Life deducts a distribution expense charge daily from each Division, at an annual rate of 0.40% of the total net assets of each Division, which is included in the 1.77% charge discussed below. The amount of any sales charge imposed (which includes the distribution expense charge) will not exceed 9% of all Purchase Payments. See "Distribution Expense Charge."

    Charges totaling 1.77%, on a yearly basis, of each Division's total net assets are deducted from each Division. These charges consist of the distribution expense charge discussed above (0.40%) plus an additional 1.25% to reimburse PaineWebber Life for undertaking the mortality risk and expense risk in connection with the Contract and, in those cases in which the Enhanced Death Benefit is applicable, .12% which represents a premium for the Enhanced Death Benefit. See "Contract Charges and Deductions."

    During the accumulation period, each Contract is assessed an annual contract maintenance charge of $30. This charge, which is guaranteed never to increase, is designed to reimburse PaineWebber Life for the cost of administering the Contract. See "Contract Maintenance Charge."

                                     PWD 27

    Transfers among the Allocation Options and withdrawals are permitted without limit in number. The Contract provides that each transfer in excess of 12 in a contract year is subject to a charge of $10. PaineWebber Life has waived this transfer charge until further notice. See "Transfer Charges."

    There is a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal in excess of two in any contract year. This charge is not applied to withdrawals made in connection with a systematic withdrawal program. See "Systematic Withdrawal Program".

    The Fund is also subject to certain charges. Mitchell Hutchins serves as investment adviser to the Fund in return for a fee which is accrued daily and paid monthly and is based on an annual percentage of the net assets of each Portfolio of the Fund. See "The Fund".

    Any premium taxes with respect to a Contract will be paid when due. PaineWebber Life may advance the amount of such taxes and deduct them subsequently. See "Premium and Other Taxes".

5.  May the Contract Owner withdraw all or a portion of the Contract Value?

    All or a portion of the Net Contract Value may be withdrawn at any time during the accumulation period, with the following limits: (a) the minimum permissible amount of partial withdrawal is $500, and (b) no partial withdrawal may be made if it would result in a remaining Contract Value of less than the greater of: (i) $1,000, or (ii) the amount of any unassessed premium taxes. Withdrawals from Tax-sheltered Annuities described in section 403(b) of the Code are subject to special restrictions imposed by the Code. Subject to these limitations, the Contract Owner may make as many partial withdrawals as he or she wishes. There is, however, a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal in excess of two in any policy year. See "Withdrawals."

    No withdrawal is permitted following the commencement of annuity payments with the exception of Option 1 when taken as a variable annuity payment which allows for a lump sum payment of the present value of the remaining payments. See "General Annuity Options."

    It should also be noted that a penalty tax may be imposed by the Code upon premature withdrawal of amounts accumulated under the Contract. For federal income tax consequences of partial or complete withdrawals, see "Exercise of Rights under the Contract", "Withdrawals", and "Federal Income Tax Status."

6.  How are the amounts of the variable annuity payments determined?

    The Contract Value available on the Annuity Date is used to provide annuity payments. The Contract Value may be reduced by premium taxes. The Contract Owner's values in the Divisions will be converted to Annuity Units. The Annuitant will receive annuity payments based on the Contract Value available, the annuity tables guaranteed by the Contract and the Annuity option selected. See "General Annuity Options." There can be no assurance that the Contract Value during the accumulation period or the aggregate amount of annuity payments after the Annuity Date will equal or exceed the aggregate Purchase Payments.

7.  What if the Owner dies during the accumulation period?

    If the Owner dies prior to the Annuity Date, PaineWebber Life will pay the designated beneficiaries a minimum (enhanced) death benefit equal to the greatest of (a), (b), or (c) as follows:

                                     PWD 28

      (a) The Contract Value; or

      (b) The greatest of the Contract Values on the first Valuation Day of each 5 year period less any partial withdrawals, transfer charges, and withdrawal transaction charges, since the beginning of the 5 year period. The first 5 year period begins on the 5th Contract Anniversary;

      (c) The sum of all amounts invested in the Separate Account Divisions, accumulated at interest, less any partial withdrawals, transfer charges, and withdrawal transaction charges accumulated at interest.

      For Single Life Death Benefit Options, the interest is at an effective annual rate of 4% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

      If this Contract has Joint Spousal Owners and a Joint Life Death Benefit Option has been selected, the interest accumulates at an effective annual rate of 6% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

      Interest accrual terminates on the Owner's 75th birthday. If Joint Spousal Owners exist and the Joint Life Death Benefit Option has been selected, then interest accrual ends on the youngest Owner's 75th birthday.

      The maximum death benefit under this paragraph (c) is the sum of all Net Purchase Payments, each accumulated at the interest rate for Divisions other than the Money Market Division to a maximum of two times each Net Purchase Payment, less any partial withdrawals, transfer charges, and withdrawal transaction charges, each accumulated at the interest rate for Divisions other than the Money Market Division to two times each withdrawal or deducted charge.

    The Death Benefit is determined as of the Valuation Day on which PaineWebber Life receives due proof of the Owner's death and an election of the method of payment from the Beneficiary at its Administrative Office at 601 Sixth Avenue, Des Moines, Iowa 50309.

    If the Owner is not a natural person, the Annuitant will be treated as the Owner for the purposes of determining if a Death Benefit is payable.

8.  What are the mortality risks assumed under the Contract by PaineWebber Life?

    Under the Contract, PaineWebber Life guarantees that during the accumulation period the death benefit will be the amounts as determined in response to question 7 above. PaineWebber Life further guarantees that annuity payments will not be affected by a change in the death rate assumed in establishing its obligation to provide annuity payments under the Contract. This means that the Annuitant under a life option will continue to receive annuity payments no matter how long he or she lives.

9.  What is the nature of the security described in the prospectus?

    Because the value of an Accumulation Unit of each Division of the Separate Account during the accumulation period is based upon the changing net asset value of the shares of the underlying Fund Portfolio, the Contract Owner bears the investment risks and rewards. Therefore, the Contract is considered a security under federal law and interests therein are required to be registered under the Securities Act of 1933. In addition, the Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

                                     PWD 29

10. Does a Contract purchaser have the right to examine and reject the Contract?

    Unless state law requires otherwise, if after receiving the Contract the purchaser is not satisfied with it and returns it within ten days after receipt, PaineWebber Life will refund to the Contract Owner his or her Contract Value.

11. May additional payments be made under a Contract after it is established?

    Yes, additional payments of at least $100 for Contracts issued under Qualified Plans and $500 under other Contracts may be made at any time prior to the Annuity Date. PaineWebber Life may waive these minimum payments for certain plans including automatic payment plans.

12. Can transfers be made among the Separate Account Divisions?

    Transfers among Separate Account Divisions can be made at any time. See "Transfer Charges."

13. How can Contract inquiries be made?

    For further information concerning the Contract, write the administrative offices for PaineWebber Life Insurance Company at 601 6th Avenue, Des Moines, Iowa 50309 or call at 1-800-986-0088. American Republic Insurance Company which is located at that address serves as the third party administrator for the Contracts pursuant to a contract with PaineWebber Life Insurance Company.

                                     PWD 30

                      STATEMENT OF ADDITIONAL INFORMATION

                               JANUARY 26, 1996



                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT
                       (WITHOUT EARLY WITHDRAWAL CHARGE)



                   ----------------------------------------



                                   MILESTONES



                An Individual Deferred Variable Annuity Contract



                   ----------------------------------------



                       PAINEWEBBER LIFE INSURANCE COMPANY
                   ----------------------------------------
                   ----------------------------------------

This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the PaineWebber Life Variable Annuity Account prospectus dated January 26, 1996, a copy of which may be obtained without charge by writing to PaineWebber Life Insurance Company Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309.

                               TABLE OF CONTENTS
TOPIC                                                                      PAGE

PAINEWEBBER LIFE INSURANCE COMPANY........................................   3
THE SEPARATE ACCOUNT......................................................   3
THE FUND..................................................................   3
THE CONTRACT..............................................................   5
     PURCHASE PAYMENTS....................................................   5
     ACCUMULATION PROVISIONS..............................................   6
     ANNUITY PAYMENTS.....................................................   6
     DISTRIBUTION OF CONTRACTS............................................   8
ADDITIONAL FEDERAL INCOME TAX INFORMATION.................................   8
     THE COMPANY AND THE SEPARATE ACCOUNT.................................   8
     NON-QUALIFIED PLANS..................................................   9
     QUALIFIED PLANS......................................................   9
     WITHHOLDING..........................................................   10
     DIVERSIFICATION REQUIREMENTS.........................................   11
OTHER INFORMATION.........................................................   11
     REPORTS TO CONTRACT OWNERS...........................................   11
     ADMINISTRATIVE SERVICES..............................................   11
     SAFEKEEPING OF ASSETS................................................   11
     INDEPENDENT AUDITORS.................................................   11
     REGISTRATION STATEMENT...............................................   11
SEPARATE ACCOUNT PERFORMANCE..............................................   12
FINANCIAL STATEMENTS......................................................   14

                       PAINEWEBBER LIFE INSURANCE COMPANY

PaineWebber Life Insurance Company ("Company") is a stock life insurance company organized under the laws of the State of California as Pacific Fidelity Life Insurance Company. The Company was acquired by PaineWebber Life Holdings, Inc. on December 31, 1992. The administrative offices of the Company are at 601 6th Avenue, Des Moines, Iowa 50309. The executive offices are located at 1200 Harbor Boulevard, Weehawken, New Jersey 07087.

The Company is engaged in the issuance and sale of life insurance and annuity contracts on a non-participating basis. It is presently licensed to do business in the District of Columbia and all states, except New York and Connecticut. The Company intends to market the individual variable annuity contracts described in this Statement of Additional Information in all jurisdictions in which it is admitted to conduct life insurance business.

The employees of the Company are covered under a life insurance company blanket bond covering the Company and its affiliates in the aggregate amount of $100 million.

                             THE SEPARATE ACCOUNT

PaineWebber Life Variable Annuity Account ("Separate Account") was established by the Company in December 1992, pursuant to the provisions of California law, as a segregated investment account of the Company. The Separate Account currently has nine available Divisions, each of which invests in shares of a designated Portfolio of PaineWebber Series Trust ("Fund"). The Separate Account and each Division therein is administered as a part of the general business of the Company; but the income, gains and losses of each Division are credited to or charged against the assets held for that Division in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Divisions or arising out of any other business the Company may conduct. The assets within each Division are not chargeable with liabilities arising out of the business conducted by any other Divisions, nor will the Separate Account as a whole be chargeable with liabilities arising out of any other business the Company may conduct.

The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.


                                   THE FUND

The Fund is organized as a Massachusetts business trust and is registered as an open-end management investment company under the 1940 Act. The Fund, which was organized in 1986, currently consists of nine available Portfolios: the Money Market Portfolio, the Strategic Fixed Income Portfolio, the High Grade Fixed Income Portfolio, the Global Income Portfolio, the Balanced Portfolio (formerly, the Asset Allocation Portfolio), the Growth and Income Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio and the Global Growth Portfolio. The Trustees of the Fund may establish additional Portfolios at any time. Portfolio assets are segregated and a Contract Owner's interest is limited to the Portfolio(s) in which the Contract Owner's Purchase Payments are invested.

Each Portfolio has, and is subject to, certain investment objectives and restrictions which may not be changed without a majority vote of shareholders in that Portfolio.

The Fund will offer its shares to insurance company separate accounts only. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") acts as the investment adviser and administrator for each of the current Portfolios and the Fund, and as such provides a continuous investment program for the Portfolios and supervision of all matters relating to the operations of the Fund. Mitchell Hutchins is a Delaware corporation and a wholly-owned subsidiary of PaineWebber Incorporated, which is in turn a wholly-owned subsidiary of PaineWebber Group Inc., a publicly held financial services holding company. As compensation for its services, Mitchell Hutchins receives a fee from the Fund, accrued daily and paid monthly, based on the average daily net assets of each Portfolio. Certain Portfolios have subadvisers to Mitchell Hutchins who provide day-to-day management services for those Portfolios.

A summary of the investment objective of, and the investment advisory fees charged, each Portfolio of the Fund available for purchase is described below. MORE DETAILED INFORMATION IS CONTAINED IN THE CURRENT PROSPECTUS OF THE FUND WHICH ACCOMPANIES THE SEPARATE ACCOUNT PROSPECTUS.

The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. To achieve its objective, this Portfolio invests primarily in high grade money market instruments and repurchase agreements secured by such instruments. As compensation for its services, the Money Market Portfolio pays the investment adviser a fee at the annual rate of
 .50% of average daily net assets.

The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. To achieve this objective, this Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. As compensation for its services, the Strategic Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks high current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invest s primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed securities of private issuers. As compensation for its services, the High Grade Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. To achieve its objectives, this Portfolio invests principally in high quality debt securities of foreign and U.S. issuers. As compensation for its services, the Global Income Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The BALANCED PORTFOLIO (FORMERLY, THE ASSET ALLOCATION PORTFOLIO) seeks to provide a high total return with low volatility. To achieve its objectives, this Portfolio allocates investments among equity securities, investment grade debt securities and money market instruments. As compensation for its services, the Balanced Portfolio pays the investment adviser a fee at the annual rate of .75% of the average daily net assets.

The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have potential for rapid earnings growth. As compensation for its services, the Growth and Income Portfolio pays the investment adviser a fee at the annual rate of .70% of average daily net assets.

The GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. As compensation for its services, the Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. As compensation for its services, the Aggressive Growth Portfolio pays the investment adviser a fee at the annual rate of .80% of average daily net assets.

The GLOBAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in common stocks of companies based in the U.S., Europe, Japan and the Pacific Basin. As compensation for its services, the Global Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.


                                 THE CONTRACT

The variable Allocation Options are funded by investments in the various Divisions of the Separate Account. All obligations arising under a Contract, including the guarantee to make Annuity payments, are general obligations of the Company, and all of the Company's assets are available to meet its expenses and obligations under the Contract. While the Company is obligated to make the Variable Annuity payments under the Contract, the amount of such payments is not guaranteed. The Contract Value in the Divisions of the Separate Account and the amount of Variable Annuity payments will vary with the investment experience of the Division(s) in which the Contract Owner's account is invested.

No initial sales charge is deducted from Purchase Payments. The Company deducts a daily distribution expense charge from each Division at an annual rate of .40% of the total net assets of each Division. The amount of any sales charge imposed (which, in this instance, is the distribution expense charge), when added to any previous sales charge, will not exceed 9% of all Net Purchase Payments. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on all withdrawals in excess of two per Contract year. For more information regarding the withdrawal transaction charge, see "Contract Charges and Deductions" in the prospectus.

PURCHASE PAYMENTS

The minimum Purchase Payment for a Contract which is not a part of a plan qualified for special tax treatment under the Internal Revenue Code ("Qualified Plan") is $5,000 for the initial payment and $500 for subsequent payments. For Qualified Plan Contracts, the minimum Purchase Payment is $1,000 and the minimum additional payment is $100. The Company reserves the right to waive the minimum Purchase Payment amounts on certain Qualified Plans, certain automatic purchase plans, and for Contracts issued to officers, directors, agents, or full-time employees of the Company, the investment adviser or subadviser to the Fund, the distributor or third party administrators. Total cumulative purchase payments will not be permitted to exceed $1,500,000 unless approved in advance by an appropriate officer of the Company before they are accepted.

In the event that an application fails to recite all of the information necessary to record the account properly, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial Purchase Payment in a suspense account, without interest, for a period not exceeding 5 business days after receipt of the application by the Company. If the necessary information is not received within 5 business days, the Company will return the initial Purchase

Payment to the prospective Contract Owner, unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial Purchase Payment until the application is made complete.

Purchase Payments will be allocated to the Divisions of the Separate Account as directed by the Contract Owner. If no allocation is indicated or allocations are not properly completed, the application is considered not to be complete. If the Contract Owner forwards a subsequent Purchase Payment and does not specifically indicate into which Allocation Option(s) the Purchase Payment is to be invested, the Company will credit the Purchase Payment based upon the last existing allocation made by the Contract Owner. Subsequent Purchase Payments may be made at any time without prior notice. The Contract will not be in default if no subsequent Purchase Payments are made. The Company reserves the right to reject any applications or Purchase Payments.

ACCUMULATION PROVISIONS

ACCUMULATION UNITS - The number of a Division's Accumulation Units purchased by a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to the Division by the Accumulation Unit value for that Division next computed following acceptance of the application (generally the next business day after receipt of the Purchase Payment by the Company). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to the Division by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the Purchase Payment by the Company. The Accumulation Unit value of each Division varies in accordance with the investment experience of that Division.

VALUE OF AN ACCUMULATION UNIT - The value of an Accumulation Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. The value of an Accumulation Unit is determined by multiplying the value of an Accumulation Unit for the last Valuation Period by the net investment factor for that Division for the current Valuation Period. The Contract Owner bears the investment risk that the Contract Value may at any time be less than, equal to, or more than the amounts invested in the Separate Account.

ANNUITY PAYMENTS

ANNUITY PAYMENTS - The Contract Owner's value in the Allocation Options may be applied to provide either a Variable Annuity or a Fixed Annuity as selected by the Contract Owner. The dollar amount of Variable Annuity payments will reflect the investment experience of the Separate Account Division(s) in which the Contract Owner is invested but will not be affected by adverse mortality experience which may exceed the mortality risk charge provided for under the Contract.

1. FIRST ANNUITY PAYMENT: The amount used to establish the first monthly payment consists of the Contract Owner's values in the Allocation Options as of the first Valuation Day on or after the Annuity Date adjusted for charges and deductions. The Contract contains tables showing monthly payment factors and annuity premium rates per $1,000 of the amount applied.

     At the time the first monthly Variable Annuity payment is determined, a number of Annuity Units for each Division is established for the Owner by dividing the monthly payment derived from the tables by the Annuity Unit value for the Division as of the date the first Annuity payment is due. The number of Annuity Units forming the basis of an Annuity payment will not change during the Annuity period unless Annuity Units are transferred to or from another Division. The value of the Annuity Units, however, will change based upon investment results.

2. SUBSEQUENT VARIABLE ANNUITY PAYMENTS: The amount of monthly payments after the first for any Division will be determined by multiplying the number of Annuity Units for that Division determined for the first payment (adjusted for transfers, if any) by the Annuity Unit value for that Division for the Valuation Period immediately preceding the Valuation Period in which the subsequent payment is made. It will be the Company's practice to mail Variable Annuity payments no later than 7 days after the last day of the Valuation Period upon which they are based or the monthly anniversary thereof.

ASSUMED INVESTMENT RATE - The tables set forth in the Contract are based upon the 1983 Table "a" for Individual Annuity Valuation, with an assumed investment rate of 4%. Variable Annuity payments will vary from payments based on the assumed investment rate depending on whether the investment experience of the Division(s) in which the Contract Owner is invested is better or worse than the assumed investment rate. Over a period of time, if the Division(s) achieved a net investment result equal to the assumed investment rate, the Annuity Units would not change in value, and the amount of the Annuity payments would be level. However, if the Division(s) achieved a net investment result greater than the assumed investment rate, the Annuity Units would increase in value and the amount of the Annuity payments would increase. Similarly, if the Division(s) achieved a net investment result smaller than the assumed investment rate, the Annuity Units would decrease in value and the amount of the Annuity payments would decrease.

ELECTION OF ANNUITY DATE AND FORM OF ANNUITY - The Annuity Date and the form of Annuity payment are elected by the Contract Owner. Unless a different Annuity Date is elected, Annuity payments will begin on the first day of the month following the Annuitant's 85th birthday. Contracts issued under Qualified Plans may require an earlier Annuity Date. To the extent not prohibited by any Qualified Plan requirements, an optional Annuity Date may be elected; such date may be the first day of any month prior to the normal Annuity Date. The election must be made at least 30 days before the optional Annuity Date elected.

ANNUITY OPTIONS - Subject to the provisions of the Internal Revenue Code ("Code") and the retirement plan under which a Contract is purchased, the Contract Owner may elect any one of the Annuity Options listed below. If the Owner does not elect otherwise, Annuity payments will be made on a variable basis under Option 3, a life Annuity with 10 years' payments certain. Changes in the optional form of Annuity payment may be made at any time up to 30 days prior to the date on which Annuity payments are to begin. All Options are available as fixed or variable payment annuities. The Annuity payments described below are determined on the basis of (i) the mortality table specified in the Contract,
(ii) the age and, where permitted, the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the assumed investment rate.

     OPTION 1-PAYMENTS FOR A GUARANTEED FIXED PERIOD: An Annuity payable for a specified period of time. The period must be at least 5 years. If this option is taken as a Variable Annuity, the Contract Owner may at any time choose to receive the present value of the remaining payments in a lump sum computed at the assumed investment rate.

     OPTION 2-LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

     OPTION 3-LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS: An Annuity payable during the lifetime of the individual (no matter how long he or she might live) with a guaranteed minimum number of payments. If the Annuitant dies before the guaranteed number of payments have been made, the remaining payments for the guaranteed period chosen (10 or 20 years) will continue to the Owner.

     OPTION 4-JOINT AND SURVIVOR ANNUITY: An Annuity will be paid during the lifetimes of the Annuitant and the Annuitant's spouse. The amount of such payments will not change by reason of the first death. Payments will end with the last payment due prior to the second death.

FREQUENCY OF PAYMENT - Payments under all options will be made on a monthly basis, unless a different arrangement has been requested by the Contract Owner and agreed to by the Company. If at any time any payments to be made to any Annuitant are less than $100 each, the Company shall have the right to decrease the frequency of payments to such interval as will result in a payment of at least $100.

ANNUITY UNIT VALUES - The value of an Annuity Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Division is the value of that Annuity Unit during the last Valuation Period, multiplied by the net investment factor for that Division for the current Valuation Period. The result is then multiplied by a factor that offsets the effect of the assumed investment rate.

DISTRIBUTION OF CONTRACTS

Contracts are offered on a continuous basis through licensed insurance agents of the Company (who are also either broker-dealers or persons associated with broker-dealers), either individually or through an insurance agency. Sales commissions will be paid by the Company. The commissions paid by the Company will range from 1% to 6%.

PaineWebber Inc. ("PWI"), located at 1285 Avenue of the Americas, New York, New York 10019, serves as the principal underwriter of the Contracts pursuant to an underwriting (distribution) agreement ("Underwriting Agreement"). PWI is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). PWL may accomplish the retail distribution of Contracts itself or enter into Dealer Agreements with other registered broker-dealers to do so. The Contracts will be offered for sale by PWI and its correspondent firms.

The Underwriting Agreement may be terminated by the Company on behalf of the Separate Account at any time on 60 days' written notice without payment of any penalty. The Underwriting Agreement may be terminated at any time by PWI without payment of any penalty on 60 days' written notice to the Separate Account and the Company. The Underwriting Agreement automatically terminates in the event of its assignment. PWI has received no underwriting compensation from PaineWebber Life since the Contracts were not yet available for sale on the date of this Statement of Additional Information.


                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of the Separate Account form, and are taxed as, a part of the total operations of the Company. The Contracts are formulated to meet the definition of a "variable contract" under section 817(d) of the Code. The Code provides that if the Separate Account meets certain diversification requirements, set forth in Treasury Regulations under section 817(h) of the Code, the income from the assets of the Separate Account used to fund the annuities will not be subject to current federal income tax. See "Diversification Requirements". There is no short-term or long-term capital gain or loss recognized with respect to the assets of the Separate Account.

NON-QUALIFIED PLANS

ACCUMULATION PERIOD - The Contract may be issued to individuals in connection with personal retirement plans which do not qualify for the tax benefits which are available to Qualified Plans. A non-Qualified Plan may be established by an individual seeking to accumulate funds for retirement or by an employer for one or more employees. With certain exceptions, a Contract held by a non-natural person will not be treated as an Annuity contract. The tax consequences of participation in a non-Qualified Plan will vary from plan to plan. Income credited to a non-Qualified Contract is not includable in the gross income of the Contract Owner. Amounts received before the Annuity Date are includable as ordinary income to the extent Contract Value exceeds the Contract Owner's Purchase Payments.

WITHDRAWALS - A partial or complete withdrawal of a non-Qualified Contract before commencement of Annuity payments will be treated first as a withdrawal of income earned on investments to the extent of such income, then as a tax-free return of capital. Moreover, amounts received upon assignment or pledge of the Contract will be treated as amounts withdrawn under the Contract and therefore subject to income taxes. Taxable amounts included in a withdrawal before the Contract Owner attains age 59 1/2 will be subject to an additional income tax of 10% of the income withdrawn. This penalty would not apply where the withdrawal is made on account of the Contract Owner's death or disability or where substantially equal Annuity payments are received over the life of the Contract Owner or the lives of the Contract Owner and a designated beneficiary. After the Annuity Date, the Owner is allowed to recover tax-free any portion of each Annuity payment which represents Purchase Payments.

QUALIFIED PLANS

TAX ADVANTAGES - Certain tax advantages are available under a Qualified Plan (a retirement plan which satisfies the requirements of sections 401(a), 403(b), 408(b) or 457 of the Code). The tax advantages available under a Qualified Plan include: the deductibility of employer or Contract Owner contributions; the inclusion of contributions and their earnings in the participant's gross income only when received or made available to the participant and, within certain limits, the exclusion from the decedent's gross estate and from the beneficiary's gross income of distributions to the beneficiary of a deceased employee. A general information outline with respect to each type is provided below. If the contract is to be used to fund a Qualified Plan, however, competent tax advice should be sought.

1. PLANS FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS: Under section 401(a) of the Code, contributions may be made on behalf of employees up to the limits provided by section 415 and the payments will be deductible as provided by section 404. Plan participants are also permitted to make non-deductible voluntary contributions subject to certain non-discrimination rules.

     A plan established by an organization which primarily benefits "key employees" (known as a "top-heavy" plan) will be subject to special rules on: vesting, minimum contributions and benefits for non-key employees, compensation which may be taken into account to determine contributions or benefits for key employees, the aggregate limit on contributions and benefits, and rollovers.

     The tax treatment of plans established by self-employed individuals (known as "Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees."

2. TAX-SHELTERED ANNUITIES: Contributions made by public school systems, churches and certain tax-exempt organizations made to purchase contracts on behalf of their employees are excludible from the employees' gross income, within certain limits, if the requirements of section 403(b) of the Code are met.

3.   DEFERRED COMPENSATION PLANS FOR STATE AND LOCAL GOVERNMENT EMPLOYEES:
     Section 457 of the Code provides special tax treatment for certain deferred compensation plans for employees of state and local governments, their political subdivisions, agencies, instrumentalities and affiliates, and certain tax-exempt rural electric cooperatives. Such plans permit the employees to specify the form of investment for their deferred compensation, which can include investment in the Contract. However, the investments will be owned by, and subject to, the claims of the general creditors of the employer.

4. INDIVIDUAL RETIREMENT ANNUITIES: Section 408(b) of the Code permits individuals to establish an Individual Retirement Annuity ("IRA"). No more than $2,000 or 100% of compensation may be contributed to an IRA. Under section 219 of the Code the entire amount is deductible if the individual is not a participant in an employer's Qualified Plan. If the individual participates in an employer's Qualified Plan, all, a portion, or none of the contribution may be deductible, depending on adjusted gross income. An IRA is subject to penalty and excise taxes on excess contributions and insufficient distributions, as well as early distributions (see below).

DISTRIBUTIONS - A participant who has attained age 50 before January 1, 1986, may elect favorable tax treatment for a lump-sum distribution from a section 401(a) plan. This may include capital gains treatment on the pre-1974 portion and 5-year or 10-year forward averaging. A distribution before age 59 1/2 from a Qualified Plan (except a section 457 plan) will be subject to a 10% additional income tax on the amount of the distribution. The penalty does not apply to a distribution: of an Annuity for life or life expectancy; on early retirement under the plan at age 55; used to pay medical expenses; and after death. Distributions from Tax-Sheltered Annuities are subject to special restrictions imposed by section 403(b)(11) of the Code. See "Withdrawals" in the prospectus. A participant who receives a lump sum distribution from a Qualified Plan (except a section 457 plan) can make a "tax-free rollover" of the distribution into another employer's Qualified Plan, in certain circumstances, or into an IRA and continue to defer taxation of the amount rolled over. Except for the recovery of nondeductible contributions, the entire amount of the Annuity payments will be included in the participant's gross income. The participant is entitled to recover tax-free any portion of each Annuity payment representing nondeductible contributions. Distributions not made directly to the other Qualified Plan will be subject to a mandatory 20% withholding.

WITHHOLDING

With certain exceptions, withholding on Annuity payments and other distributions (such as lump sum distributions or partial withdrawals) is required. However, recipients of Annuity payments or other distributions are allowed to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, a payee may revoke the election at any time, and thereafter, commence withholding. In such a case, the Company will notify the payee at least annually of his or her right to change such election.

The withholding rate followed by the Company will be applied only against the taxable portion of Annuity payments or other distributions. This rate will be determined based upon the nature of the distribution(s). Federal income tax will be withheld from Annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with the Company, federal income tax will be withheld from Annuity payments on the basis that the payee is married with three withholding exemptions. If the balance to the credit of a participant in a Qualified Plan is distributed within one taxable year to the recipient, the amount of withholding will approximate the federal income tax on a lump sum distribution. If a qualified total distribution is made from a Qualified Plan, there is a mandatory withholding unless the amount is rolled over to another qualified plan on a Trustee to Trustee basis.

DIVERSIFICATION REQUIREMENTS

Non-Qualified variable contracts funded through segregated asset accounts, such as the Separate Account, will not be treated as annuities under the Code unless they are "adequately diversified." Whether the Separate Account is adequately diversified is presently determined from the temporary regulations issued by the Treasury Department in September 1986. It is intended that the Fund and the Separate Account will be operated in such a manner as to satisfy the requirements of the temporary regulations, and any final regulations which follow, so that the Contracts qualify as annuities under the Code.


                               OTHER INFORMATION

REPORTS TO CONTRACT OWNERS

The Company will maintain all records which relate to the Contract. At least once a year, a report which will set forth information regarding the Contract Value will be sent to the Contract Owners. The Contract Owner will also be furnished notices, proxies and solicitation materials which relate to the Fund.

ADMINISTRATIVE SERVICES

PaineWebber Life has entered into a contract with American Republic Insurance Company under which the latter has agreed to perform certain of the administrative services relating to the Contract. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports. The address of the administrative office is 601 6th Avenue, Des Moines, Iowa 50309.

SAFEKEEPING OF ASSETS

The Company maintains custody of the assets of the Separate Account. The Fund shares owned by the Separate Account will be held in "book" form. That is, actual certificates will not be issued by the Fund, rather, the record of shares issued to the Separate Account will be recorded on the books of the Fund by the Fund's transfer agent. The Company also maintains the records of portfolio transactions of the Separate Account.

INDEPENDENT AUDITORS

Ernst & Young, LLP serves as independent auditors for the Separate Account and the Company and performs audit and accounting services for the Separate Account and the Company.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Contract. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, reference to which is made for further information concerning the Separate Account, the Company and the Contract. Statements contained in this Statement of Additional Information and the related Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                         SEPARATE ACCOUNT PERFORMANCE

From time to time the Separate Account may advertise the individual Division "yields," "effective yields," or "average total return." These figures will be based on historical earnings and are not intended to indicate future performance.

(a) YIELD - The yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of contract owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of contract owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average number of accumulation units per contract owner in that Division in order to equate the flat fee to a one-unit basis.

(b) EFFECTIVE YIELD - The effective yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

(c) TOTAL RETURN - The total return quotation is based on annual periods or from inception to the end of the Division's first fiscal year. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods or from the effective date if the Division has been in effect less than the stated periods, that would equate the initial amount invested to the ending redeemable value.

     Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of Contract Owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

(d) TOTAL RETURN NOT INCLUDING EARLY WITHDRAWAL CHARGES - The total return does not include a early withdrawal charge since none are assessed under this Contract. The quotation is based on the periods from inception to the end of its first fiscal year and each full year thereafter. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods or from the effective date if the account has been in effect less than the stated periods, that would equate the initial amount invested to an ending value.

Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of Contract Owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons such as Variable Annuity Research and Data Service ("VARDS") and Morningstar who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time the Separate Account may seek to illustrate performance of MAAP. Because MAAP is a new program without an operating history, such illustration may take the form of a comparative investment in the S&P 500, 10-year Government Bonds and 13-week Treasury bills indices simultaneously in the proportions recommended by the PaineWebber Asset Allocator Programs since 1973, the date of its inception.

Any such illustration will disclose that MAAP does not involve investments in a specific index but rather in the three Milestones portfolios and that the performance of the indices does not necessarily correspond to the three Milestones portfolios. In addition, it will be noted that certain fees, charges and transaction costs are assessed with the Milestones annuity contract, which are not reflected in the illustration.


                                  PERFORMANCE

Money Market Division Yield and Effective Yield for the seven-day period ended March 31, 1995 were: 3.70% and 3.77%, respectively.

The average total return for all the Divisions, except the Money Market, of the Separate Account from inception to date periods ended March 31, 1995 are as follows.

                          AVERAGE ANNUAL TOTAL RETURN
                          PERIOD ENDED MARCH 31, 1995
                             (NO SURRENDER CHARGE)

                                                                                             Since
Division                                      Inception Date (1)       1 Year   5 Years   Inception(1)
--------------------------------------------------------------------------------------------------------
Strategic Fixed Income                           11/29/93
   Without Surrender Charge                                            1.29%     6.00%       5.25%
--------------------------------------------------------------------------------------------------------
High Grade Fixed Income                           11/5/93
   Without Surrender Charge                                            0.18%     N/A        -6.37%
--------------------------------------------------------------------------------------------------------
Global Income                                     11/3/93
   Without Surrender Charge                                            1.37%     6.12%       5.94%
--------------------------------------------------------------------------------------------------------
Balanced (formerly Asset Allocation)             11/17/93
  Without Surrender Charge                                            -0.19%     5.73%       5.93%
--------------------------------------------------------------------------------------------------------
Growth and Income                                11/5/93
   Without Surrender Charge                                            3.95%     N/A        -1.08%
--------------------------------------------------------------------------------------------------------
Growth                                            11/1/93
  Without Surrender Charge                                             0.48%     7.63%       9.59%
--------------------------------------------------------------------------------------------------------
Aggressive Growth                                 11/1/93
    Without Surrender Charge                                           3.52%     N/A         0.02%
--------------------------------------------------------------------------------------------------------
Global Growth                                     11/1/93
    Without Surrender Charge                                         -12.28%     1.62%       3.39%
--------------------------------------------------------------------------------------------------------

(1) The various Divisions of the Separate Account first became operational beginning in September 1993. Except for the High Grade Fixed Income and Aggressive Growth Portfolios, the PaineWebber Series Trust which funds the contracts became operational on earlier dates. Thus, the performance shown for periods prior to the inception date of a particular Division is the performance of the various Portfolios of PaineWebber Series Trust for those periods less the charges at the contract level.


                             FINANCIAL STATEMENTS

The financial statements of PaineWebber Life Insurance Company contained herein should be considered only for the purposes of informing investors as to its ability to carry out contractual obligations as a sponsor under the Contracts as described elsewhere herein and in the Prospectus. The financial statements of the Separate Account are also included in this Statement of Additional Information.